                                                                    EXHIBIT 99.1

================================================================================

                                CREDIT AGREEMENT



                           Dated as of July 19, 1996

                                     among

                         ADVANCED MICRO DEVICES, INC.,



                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                            as Administrative Agent,



                              ABN AMRO BANK N.V.,
                             as Syndication Agent,



                      CANADIAN IMPERIAL BANK OF COMMERCE,
                             as Documentation Agent

                                      and

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO



                                  Arranged By

                              BA SECURITIES, INC.

================================================================================

                               TABLE OF CONTENTS

SECTION                                                                         PAGE
ARTICLE I    DEFINITIONS........................................................   1
     1.01  Certain Defined Terms................................................   1
     1.02  Other Interpretive Provisions........................................  24
     1.03  Accounting Principles................................................  25

ARTICLE II   THE CREDITS........................................................  25
     2.01  Amounts and Terms of Commitments.....................................  25
             (a)  The Term Credit...............................................  25
             (b)  The Revolving Credit..........................................  26
     2.02  Loan Accounts........................................................  26
     2.03  Procedure for Borrowing..............................................  27
     2.04  Conversion and Continuation Elections................................  28
     2.05  Voluntary Termination or Reduction of
             Commitments........................................................  29
     2.06  Optional Prepayments.................................................  29
     2.07  Mandatory Prepayments of Revolving Loans;
             Mandatory Term Commitment Reductions...............................  30
             (a)  Mandatory Prepayments of Revolving Loans......................  30
             (b)  Mandatory Reduction of Term Commitments.......................  30
     2.08  Repayment............................................................  30
             (a)  The Term Credit...............................................  30
             (b)  The Revolving Credit..........................................  30
     2.09  Interest.............................................................  30
     2.10  Fees.................................................................  31
             (a)  Arrangement and Agency Fees...................................  31
             (b)  Commitment Fees...............................................  31
     2.11  Computation of Fees and Interest.....................................  32
     2.12  Payments by the Company..............................................  32
     2.13  Payments by the Banks to the Agent...................................  33
     2.14  Sharing of Payments, Etc.............................................  33
     2.15  Security.............................................................  34

ARTICLE III  TAXES, YIELD PROTECTION AND ILLEGALITY.............................  34
     3.01  Taxes................................................................  34
     3.02  Illegality...........................................................  35
     3.03  Increased Costs and Reduction of Return..............................  36
     3.04  Funding Losses.......................................................  36
     3.05  Inability to Determine Rates.........................................  37
     3.06  Reserves on Offshore Rate Loans......................................  38
     3.07  Certificates of Banks................................................  38
     3.08  Survival.............................................................  38

ARTICLE IV   CONDITIONS PRECEDENT...............................................  38
     4.01  Conditions of Effectiveness..........................................  38
             (a)  Credit Agreement..............................................  38
             (b)  Resolutions; Incumbency.......................................  38
             (c)  Organization Documents; Good Standing.........................  39
             (d)  Payment of Fees...............................................  39
             (e)  Certificate...................................................  39
             (f)  Other Documents...............................................  39

SECTION                                                                         PAGE
     4.02  Conditions of Initial Loans..........................................  39
             (a)  Collateral Documents..........................................  39
             (b)  Environmental Review..........................................  41
             (c)  Notes.........................................................  41
             (d)  Payment of Fees...............................................  41
             (e)  Senior Note Documents.........................................  41
             (f)  Certificate...................................................  42
             (g)  Legal Opinions................................................  42
             (h)  Payment of Existing Debt......................................  42
             (i)  Third-Party Valuation.........................................  42
             (j)  Borrowing Base Certificate....................................  42
             (k)  CIBC Guaranty Amendment.......................................  42
             (l)  Other Documents...............................................  43
     4.03  Conditions to All Borrowings.........................................  43
             (a)  Notice of Borrowing...........................................  43
             (b)  Continuation of Representations and Warranties................  43
             (c)  No Existing Default...........................................  43
             (d)  No Future Advance Notice......................................  43
             (e)  No Material Adverse Effect....................................  43

ARTICLE V    REPRESENTATIONS AND WARRANTIES.....................................  44
     5.01  Corporate Existence and Power........................................  44
     5.02  Corporate Authorization; No Contravention............................  44
     5.03  Governmental Authorization...........................................  44
     5.04  Binding Effect.......................................................  45
     5.05  Litigation...........................................................  45
     5.06  No Default...........................................................  45
     5.07  ERISA Compliance.....................................................  45
     5.08  Use of Proceeds; Margin Regulations..................................  46
     5.09  Title to Properties; Liens...........................................  46
     5.10  Taxes................................................................  46
     5.11  Financial Condition..................................................  47
     5.12  Environmental Matters................................................  47
     5.13  Collateral Documents.................................................  48
     5.14  Regulated Entities...................................................  49
     5.15  No Burdensome Restrictions...........................................  49
     5.16  Copyrights, Patents, Trademarks and Licenses,
             Etc................................................................  49
     5.17  Subsidiaries.........................................................  49
     5.18  Insurance............................................................  49
     5.19  Solvency.............................................................  50
     5.20  Full Disclosure......................................................  50

ARTICLE VI    AFFIRMATIVE COVENANTS.............................................  50
     6.01  Financial Statements.................................................  50
     6.02  Certificates; Other Information......................................  51
     6.03  Notices..............................................................  52
     6.04  Preservation of Corporate Existence, Etc.............................  54
     6.05  Maintenance of Property..............................................  54
     6.06  Insurance............................................................  54
     6.07  Payment of Obligations...............................................  55
     6.08  Compliance with Laws.................................................  55

SECTION                                                                         PAGE
     6.09  Compliance with ERISA................................................  55
     6.10  Inspection of Property and Books and Records.........................  55
     6.11  Environmental Laws...................................................  56
     6.12  Use of Proceeds......................................................  56
     6.13  Further Assurances...................................................  56

ARTICLE VII NEGATIVE COVENANTS..................................................  57
     7.01  Limitation on Liens..................................................  57
     7.02  Disposition of Assets................................................  58
     7.03  Consolidations and Mergers...........................................  59
     7.04  Loans and Investments................................................  60
     7.05  Limitation on Indebtedness...........................................  61
     7.06  Transactions with Affiliates.........................................  62
     7.07  Use of Proceeds......................................................  62
     7.08  Contingent Obligations...............................................  62
     7.10  Restricted Payments..................................................  63
     7.11  Senior Secured Notes.................................................  63
     7.12  ERISA................................................................  64
     7.13  Change in Business...................................................  64
     7.14  Accounting Changes...................................................  64
     7.15  Modified Quick Ratio.................................................  64
     7.16  Minimum Tangible Net Worth...........................................  65
     7.17  Leverage Ratio.......................................................  65
     7.18  Fixed Charge Coverage Ratio..........................................  65

ARTICLE VIII  EVENTS OF DEFAULT.................................................  65
     8.01  Event of Default.....................................................  65
             (a) Non-Payment....................................................  65
             (b) Representation or Warranty.....................................  65
             (c) Specific Defaults..............................................  65
             (d) Other Defaults.................................................  66
             (e) Cross-Default..................................................  66
             (f) Insolvency; Voluntary Proceedings..............................  66
             (g) Involuntary Proceedings........................................  67
             (h) ERISA..........................................................  67
             (i) Monetary Judgments.............................................  67
             (j) Non-Monetary Judgments.........................................  67
             (k) Change of Control..............................................  68
             (l) Loss of Licenses...............................................  68
             (m) Adverse Change.................................................  68
             (n) Collateral.....................................................  68
     8.02  Remedies.............................................................  68
     8.03  Rights Not Exclusive.................................................  69
     8.04  Certain Financial Covenant Defaults..................................  69

ARTICLE IX    THE AGENT.........................................................  69
     9.01  Appointment and Authorization; "Agent"...............................  69
     9.02  Delegation of Duties.................................................  70
     9.03  Liability of Agent...................................................  70
     9.04  Reliance by Agent....................................................  70
     9.05  Notice of Default....................................................  71
     9.06  Credit Decision......................................................  71
     9.07  Indemnification of Agent.............................................  72

SECTION                                                                         PAGE
     9.08  Agent in Individual Capacity.........................................  72
     9.09  Successor Agent......................................................  73
     9.10  Withholding Tax......................................................  73
     9.11  Collateral Matters...................................................  75
     9.12  Co-Arrangers.........................................................  75

ARTICLE X MISCELLANEOUS.........................................................  76
     10.01  Amendments and Waivers..............................................  76
     10.02  Notices.............................................................  77
     10.03  No Waiver; Cumulative Remedies......................................  77
     10.04  Costs and Expenses..................................................  78
     10.05  Company Indemnification.............................................  78
     10.06  Marshalling; Payments Set Aside.....................................  80
     10.07  Successors and Assigns..............................................  80
     10.08  Assignments, Participations, Etc....................................  80
     10.09  Confidentiality.....................................................  82
     10.10  Set-off.............................................................  83
     10.11  Automatic Debits of Fees............................................  84
     10.12  Notification of Addresses, Lending Offices,
             Etc................................................................  84
     10.13  Counterparts........................................................  84
     10.14  Severability........................................................  84
     10.15  No Third Parties Benefited..........................................  84
     10.16  Governing Law and Jurisdiction......................................  84
     10.17  Waiver of Jury Trial................................................  85
     10.18  Entire Agreement....................................................  85

  SCHEDULES

  Schedule 1.01       Material Subsidiaries
  Schedule 2.01       Commitments and Pro Rata Shares
  Schedule 5.05       Litigation
  Schedule 5.07       ERISA
  Schedule 5.11       Permitted Liabilities
  Schedule 5.12       Environmental Matters
  Schedule 5.17       Subsidiaries and Minority Interests
  Schedule 5.18       Insurance Matters
  Schedule 7.01       Permitted Liens
  Schedule 7.08       Contingent Obligations
  Schedule 10.02      Lending Offices; Addresses for Notices


  EXHIBITS

  Exhibit A      Form of Notice of Borrowing
  Exhibit B      Form of Notice of Conversion/Continuation
  Exhibit C      Form of Compliance Certificate
  Exhibit D      Form of Legal Opinion of Company's Counsel
  Exhibit E      Form of Assignment and Acceptance
  Exhibit F      Form of Promissory Note (Revolving Loans)
  Exhibit G      Form of Promissory Note (Term Loans)
  Exhibit H      Form of Borrowing Base Certificate

                                CREDIT AGREEMENT
                                ----------------


     This CREDIT AGREEMENT is entered into as of July 19, 1996, among Advanced Micro Devices, Inc., a Delaware corporation (the "Company"), Bank of America
                                                  -------
National Trust and Savings Association, ABN AMRO Bank N.V. and Canadian Imperial Bank of Commerce (collectively, together with any other financial institutions from time to time party to this Agreement, the "Banks" and, individually, each a
                                                -----
"Bank"), ABN AMRO Bank N.V., as Syndication Agent for the Banks, Canadian
 ----
Imperial Bank of Commerce, as Documentation Agent for the Banks, and Bank of America National Trust and Savings Association, as Administrative Agent for the Banks.

     WHEREAS, the Banks have agreed to make available to the Company a secured term loan and revolving credit facility upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.01  Certain Defined Terms.  The following terms have the following
           ---------------------
meanings:


          "Acquiree" has the meaning specified in Section 7.04(d).
           --------

          "Acquisition" means any transaction or series of related transactions
           -----------
     for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

          "Affiliate" means, as to any Person, any other Person which, directly
           ---------
     or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise. Without limitation, any director, executive officer of beneficial owner of 5% or more of the equity of a Person shall for purposes of this Agreement, be deemed to control the other Person. In no event shall any Bank be deemed an "Affiliate" of the Company or any Subsidiary of the Company.

          "Agent" means BofA in its capacity as Administrative Agent for the
           -----
     Banks hereunder, and any successor agent arising under Section 9.09.

          "Agent-Related Persons" means BofA and any successor agent arising
           ---------------------
     under Section 9.09, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Agent's Payment Office" means the address for payments set forth on
           ----------------------
     Schedule 10.02 or such other address as the Agent may from time to time specify.

          "Agreement" means this Credit Agreement.
           ---------

          "Applicable Fee Amount" means, for purposes of calculating the
           ---------------------
     commitment fee hereunder for any date, the per annum percentage amount set forth below based on the Applicable Rating on such date:

               ==================================================
                LEVEL        DEBT RATINGS           APPLICABLE
                             S&P / MOODY'S          FEE AMOUNT
               ==================================================
               Level        BBB/Baa2 or                .225%
               1            greater
               --------------------------------------------------
               Level        BBB-/Baa3                  .375%
               2
               --------------------------------------------------
               Level        BB+/Ba1                    .375%
               3
               --------------------------------------------------
               Level        BB/Ba2                     .400%
               4
               --------------------------------------------------
               Level        BB-/Ba3                    .450%
               5
               --------------------------------------------------
               Level        B+/B1 or below             .500%
               6
               ==================================================

     ; provided that if the Moody's Rating and the S&P Adjusted Rating indicate
       --------
     two different but nonconsecutive pricing levels, the Applicable Fee Amount shall be the average of the applicable fee amounts corresponding to such pricing levels.

          "Applicable Margin" means, for any day, with respect to any Base Rate
           -----------------
     Loan or Offshore Rate Loan, the applicable margin (on a per annum basis) set forth below based on the Applicable Rating on such date:

             ===========================================================
                                             OFFSHORE
                LEVEL      DEBT RATINGS        RATE          BASE RATE
                           S&P / MOODY'S      MARGIN           MARGIN
             ===========================================================
               Level      BBB/Baa2 or           .625%           0
               1          greater
             -----------------------------------------------------------
               Level      BBB-/Baa3            1.125%           0
               2
             -----------------------------------------------------------
               Level      BB+/Ba1              1.500%            .25%
               3
             -----------------------------------------------------------
               Level      BB/Ba2               1.750%            .50%
               4
             -----------------------------------------------------------
               Level      BB-/Ba3              2.000%            .75%
               5
             -----------------------------------------------------------
               Level      B+/B1 or below       2.500%           1.25%
               6
             ===========================================================

     ; provided that if the Moody's Rating and the S&P Adjusted Rating indicate
       --------
     two different but nonconsecutive pricing levels, the Applicable Margin shall be the average of the applicable margins corresponding to such pricing levels.

          "Applicable Rating" means the Moody's Rating and the S&P Adjusted
           -----------------
     Rating; provided that (a) if the Moody's Rating or the S&P Adjusted Rating
             --------
     indicate two consecutive pricing levels, the level corresponding to the least favorable of such ratings shall apply, and (b) if only the Moody's Rating or the S&P Adjusted Rating, but not both, shall be available, the pricing level corresponding to such available rating shall apply. If at any time prior to the date that all Obligations have been paid in full and the Commitments terminated, Moody's does not for any reason provide a rating of the Senior Secured Notes and S&P does not for any reason provide
                                        ---
     a rating of the Company's senior unsecured long term debt, then the pricing level shall be set at level 4. Any change in the Applicable Margin or the Applicable Fee Amount shall become effective upon the earlier of (i) one Business Day after the Agent's receipt of written notice of any public announcement of a change in the Moody's Rating or the S&P Adjusted Rating requiring a change in the Applicable Margin or Applicable Fee Amount, and
     (ii) one Business Day after the Agent's receipt of written notice from the Company of such a rating change.

          "Arranger" means BA Securities, Inc., a Delaware corporation.
           --------

          "Assignee" has the meaning specified in subsection 10.08(a).
           --------

          "Attorney Costs" means and includes all reasonable fees and
           --------------
     disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

          "Austin Facility" means the Company's property, plant and equipment at
           ---------------
     its 950,000 square foot Fab 25 integrated circuit manufacturing facility and ancillary facilities located in Austin, Texas, together with certain adjoining land (but excluding the improvements on such adjoining land) until such adjoining land is released as provided in Section 9.11(b).

          "Bank" means the institutions specified in the introductory clause
           ----
     hereto.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
           ---------------
     U.S.C. (S)101, et seq.).
                    -------

          "Base Rate" means, for any day, the higher of:  (a) 0.50% per annum
           ---------
     above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means a Loan that bears interest based on the Base
           --------------
     Rate.

          "BofA" means Bank of America National Trust and Savings Association, a
           ----
     national banking association.

          "Borrowing" means a borrowing hereunder consisting of Loans of the
           ---------
     same Type made to the Company on the same day by the Banks under Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

          "Borrowing Base" shall mean at any time 70% of net Receivables of the
           --------------
     Company and its Restricted Subsidiaries, determined on a Consolidated basis, as reported in the Company's most recent Borrowing Base Certificate.

          "Borrowing Base Certificate" means a certificate in substantially the
           --------------------------
     form of Exhibit H signed by a Responsible Officer of the Company and
             ---------
     delivered to the Agent and the Banks pursuant to Section 6.02.

          "Borrowing Date" means any date on which a Borrowing occurs under
           --------------
     Section 2.03.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
     day on which commercial banks in New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
     directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capital Lease Obligations" means all monetary obligations of the
           -------------------------
     Company or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

          "Cash Equivalents" means:
           ----------------

               (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof having maturities of not more than 12 months from the date of acquisition;

               (b) certificates of deposit, time deposits, Eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a tenor of not more than 12 months, issued by any Bank, or by any U.S. commercial bank or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S. having combined capital and surplus of not less than $100,000,000 and whose short-term securities are rated at least A-1 by S&P or at least P-1 by Moody's;

               (c) taxable and tax-exempt commercial paper of an issuer rated at least A-l by S&P or at least P-l by Moody's and in either case having a tenor of not more than 270 days;

               (d) medium term notes of an issuer rated at least AA by S&P or at least Aa2 by Moody's and having a remaining term of not more than 12 months after the date of acquisition by the Company or its Subsidiaries;

               (e) municipal notes and bonds which are rated at least SP-l or AA by S&P or at least MIG-2 or Aa by Moody's with tenors of not more than 12 months;

               (f) investments in taxable or tax-exempt money market funds with assets greater than $500,000,000 and whose assets have average maturities less than or equal to 180 days and are rated at least A-l by S&P or at least P-l by Moody's; or

               (g) money market preferred instruments of an issuer rated at least A-1 by S&P or at least P-1 by Moody's with tenors of not more than 12 months.

          "CERCLA" means the Comprehensive Environmental Response, Compensation
           ------
     and Liability Act of 1980.

          "Change of Control" means the direct or indirect acquisition by any
           -----------------
     person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act), or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act), of

               (i) beneficial ownership of issued and outstanding shares of voting stock of the Company, the result of which acquisition is that such person or such group possesses in excess of 20% of the combined voting power of all then-issued and outstanding voting stock of the Company, or

               (ii) the power to elect, appoint or cause the election or appointment of at least a majority of the members of the Board of Directors.

          "CIBC Guaranty" means the Third Amended and Restated Guaranty dated as
           -------------
     of August 21, 1995, by the Company in favor of CIBC, Inc., as amended.

          "CIBC Leases" means the Land Lease dated as of September 22, 1992, as
           -----------
     amended, and the Building Lease dated as of September 22, 1992, as amended, both of which are between CIBC, Inc., as Lessor, and AMD International Sales & Service, Ltd., as Lessee.

          "Code" means the Internal Revenue Code of 1986.
           ----

          "Collateral" means all property and interests in property and proceeds
           ----------
     thereof in respect of the Austin Facility now owned or hereafter acquired by the Company in or upon which a Lien now or hereafter exists in favor of the Collateral Agent, the Banks, or the Agent on behalf of the

     Banks, whether under this Agreement or under any other documents executed by the Company and delivered to the Collateral Agent, the Agent or the Banks.

          "Collateral Agent" means IBJ Schroder Bank & Trust Company as the
           ----------------
     collateral agent under the Intercreditor Agreement, and any successor or replacement collateral agent thereunder.

          "Collateral Documents" means, collectively, (i) the Security
           --------------------
     Agreement, the Mortgage, the Intercreditor Agreement and all other security agreements, mortgages, deeds of trust, lease assignments, guarantees and other similar agreements executed by the Company in favor of the Collateral Agent, the Banks or the Agent now or hereafter delivered to the Collateral Agent, the Banks or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Company as debtor in favor of the Collateral Agent, the Banks or the Agent as secured party, and (ii) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

          "Commitment," as to each Bank, means, for each Bank, the sum of its
           ----------
     Revolving Commitment and Term Commitment.

          "Compliance Certificate" means a certificate substantially in the form
           ----------------------
     of Exhibit C.
        ---------

          "Consolidated" means, for purposes of this Agreement, a consolidation
           ------------
     of the accounts of the Company and its Restricted Subsidiaries in conformity with GAAP (including giving effect to the elimination of all intercompany items in conformity with GAAP); provided, however, that such
                                                  --------  -------
     term shall include all Subsidiaries to the extent that, in respect of any Indebtedness or obligations of the German Subsidiary, there shall exist at any time any Contractual Obligation which provides recourse to any assets of, or any Contingent Obligations or Indebtedness of, the Company or any of its Subsidiaries, other than as permitted hereunder.

          "Contingent Obligation" means, as to any Person, any direct or
           ---------------------
     indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument
               -------------------
     issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; or (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations other than in respect of Swap Contracts, shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, shall be equal to the Swap Termination Value.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Controlled Group" means the Company and all Persons (whether or not
           ----------------
     incorporated) under common control or treated as a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the Code.

          "Conversion/Continuation Date" means any date on which, under Section
           ----------------------------
     2.04, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

          "Current Liabilities" means, as of any date of determination, all
           -------------------
     amounts which would, in accordance with GAAP, be included under current liabilities on a

     Consolidated balance sheet of the Company and its Restricted Subsidiaries, but in any event including all Revolving Loans and the current portion of all Term Loans, and principal amounts payable by the lessee within 12 months of such date of determination under the CIBC Leases.

          "Default" means any event or circumstance which, with the giving of
           -------
     notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Disposition" means (i) the sale, lease, conveyance or other
           -----------
     disposition of property, other than sales or other dispositions expressly permitted under subsection 7.02(a) or 7.02(b), and (ii) the sale or transfer by the Company or any Subsidiary of the Company of any equity securities issued by any Subsidiary of the Company and held by such transferor Person.

          "Documentation Agent" means Canadian Imperial Bank of Commerce, in its
           -------------------
     capacity as Documentation Agent for the Banks hereunder.

          "Dollars," "dollars" and "$" each mean lawful money of the United
           -------    -------       -
     States.

          "EBITDA" means, with respect to the Company and its Subsidiaries on a
           ------
     Consolidated basis for any period, Consolidated net income for such period plus, to the extent deducted in computing such Consolidated net income, the
     ----
     sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, and (d) any losses for such period reported by FASL, minus, to the extent added in computing such Consolidated net income, any
     -----
     gains for such period reported by FASL, all as determined in accordance with GAAP.

          "Effective Date" means the date on which all conditions precedent set
           --------------
     forth in Section 4.01 are satisfied or waived by the Agent and all Banks (or, in the case of subsection 4.01(e), waived by the Person entitled to receive such payment).

          "Eligible Assignee" means (a) a commercial bank organized under the
           -----------------
     laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting
                                           --------
     through a branch or agency located in the United States; and (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

          "Environmental Claims" means all claims, however asserted, by any
           --------------------
     Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental, placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by the Company.

          "Environmental Laws" means all applicable federal, state or local
           ------------------
     laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          "ERISA" means the Employee Retirement Income Security Act of 1974.
           -----

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
     incorporated) under common control with the Company within the meaning of
     Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

          "ERISA Event" means (a) a Reportable Event with respect to a Pension
           -----------
     Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under
     Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

          "Estimated Remediation Costs" means all costs associated with
           ---------------------------
     performing work to remediate contamination of real property or groundwater, including engineering and other professional fees and expenses, costs to remove, transport and dispose of contaminated soil, costs to "cap" or otherwise contain contaminated soil, and costs to pump and treat water and monitor water quality.

          "Eurodollar Reserve Percentage" has the meaning specified in the
           -----------------------------
     definition of "Offshore Rate".

          "Event of Default" means any of the events or circumstances specified
           ----------------
     in Section 8.01.

          "Event of Loss" means, with respect to any property, any of the
           -------------
     following: (a) any loss, destruction or damage of such property; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such property or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property, or confiscation of such property or the requisition of the use of such property.

          "Exchange Act" means the Securities Exchange Act of 1934.
           ------------

          "FASL" means Fujitsu AMD Semiconductor Limited.
           ----

          "FDIC" means the Federal Deposit Insurance Corporation, and any
           ----
     Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate set forth in the
           ------------------
     weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York with respect to the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published with respect to any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

          "Fee Letters" has the meaning specified in subsection 2.10(a).
           -----------

          "Fixed Charge Coverage Ratio" means, determined as of the last day of
           ---------------------------
     any fiscal quarter for the Company on a Consolidated basis, the ratio of
     (a) EBITDA for the then-ending fiscal quarter and the three fiscal quarters immediately preceding such quarter, to (b) the sum of (i) gross interest expense and operating lease expense for the same four fiscal quarter period, plus (ii) the average of the current portion of long-term debt as
             ----
     of the end of each of the four fiscal quarters in such four fiscal quarter period.

          "FRB" means the Board of Governors of the Federal Reserve System, and
           ---
     any Governmental Authority succeeding to any of its principal functions.

          "Fujitsu Receivables" means, as of any date of determination, the
           -------------------
     receivables owing from Fujitsu, Ltd., to the Company with respect to the sale of common stock of the Company to Fujitsu, Ltd., which are payable within 60 days of the stock sale giving rise to such receivables and which do not exceed $15,000,000 in the aggregate at any time outstanding.

          "Further Taxes" means any and all present or future taxes, levies,
           -------------
     assessments, imposts, duties, deductions, fees, withholdings or similar charges (including net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 3.01.

          "GAAP" means generally accepted accounting principles set forth from
           ----
     time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          "German Subsidiary" means, together, AMD Saxony Manufacturing GmbH, a
           -----------------
     German corporation, and any company formed under the laws of a jurisdiction other than one of the United States of America for the purpose of holding 100% of the equity in AMD Saxony Manufacturing GmbH.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
     other political subdivision
     thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Guaranty Obligation" has the meaning specified in the definition of
           -------------------
     "Contingent Obligation."

          "Hazardous Materials" means all those substances that are regulated
           -------------------
     by, or which may form the basis of liability under, any Environmental Law, including any substance identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
     indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all indebtedness referred to in clauses (a) through
     (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights but excluding any capital stock or shares of the German Subsidiary) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses
     (a) through (g) above.

     For all purposes of this Agreement, the Indebtedness of any Person shall include all recourse Indebtedness of any partnership or joint venture or limited liability company in which such Person is a general partner or a joint venturer or a member.

          "Indemnified Liabilities" has the meaning specified in Section 10.05.
           -----------------------

          "Indemnified Person" has the meaning specified in Section 10.05.
           ------------------

          "Independent Auditor" has the meaning specified in subsection 6.01(a).
           -------------------

          "Insolvency Proceeding" means, with respect to any Person, (a) any
           ---------------------
     case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

          "Intercreditor Agreement" means an Intercreditor and Collateral Agency
           -----------------------
     Agreement among the Agent, the indenture trustee for the holders of the Senior Secured Notes and the Collateral Agent, providing, among other things, for the sharing of the security interest in the Collateral by the Banks and the holders of the Senior Secured Notes and the procedures for the exercise of rights and remedies by the Collateral Agent in respect of the Collateral, in form and substance satisfactory to the Agent and the Banks.

          "Interest Payment Date" means, as to any Loan other than a Base Rate
           ---------------------
     Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan, provided,
                                                                 --------
     however, that if any Interest Period for an Offshore Rate Loan exceeds
     -------
     three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

          "Interest Period" means, as to any Offshore Rate Loan, the period
           ---------------
     commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

     provided that:
     --------

                   (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest

          Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                   (ii) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                   (iii) no Interest Period for any Term Loan shall extend beyond the Term Maturity Date and no Interest Period for any Revolving Loan shall extend beyond the Revolving Termination Date; and

                   (iv) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans unless the aggregate principal amount of Term Loans represented by Base Rate Loans or Offshore Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment.

          "IRS" means the Internal Revenue Service, and any Governmental
           ---
     Authority succeeding to any of its principal functions under the Code.

          "Joint Venture" means a single-purpose corporation, partnership,
           -------------
     limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

          "Lending Office" means, as to any Bank, the   office or offices of
           --------------
     such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office," as the case may be, on Schedule 10.02, or such
                                                       --------------
     other office or offices as the Bank may from time to time notify the Company and the Agent.

          "Leverage Ratio" means, the ratio of total Consolidated liabilities
           --------------
     (including the Obligations of the lessee under the CIBC Leases and all Guaranty Obligations) to Consolidated Tangible Net Worth at that time.

          "Lien" means any security interest, mortgage, deed of trust, pledge,
           ----
     hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

          "Loan" means an extension of credit by a Bank to the Company under
           ----
     Article II, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan), and includes any Revolving Loan or Term Loan.
      ----

          "Loan Availability Date" means the date occurring on or before August
           ----------------------
     30, 1996, that is the date on which all conditions precedent set forth in Sections 4.02 and 4.03 are satisfied or waived by the Agent and all Banks (or, in the case of subsection 4.02(d), waived by the Person entitled to receive such payment).

          "Loan Documents" means this Agreement, any Notes, the Collateral
           --------------
     Documents, the Fee Letters, and all other documents delivered to the Collateral Agent, the Agent or any Bank in connection with the transactions contemplated by this Agreement.

          "Majority Banks" means at any time Banks then holding at least 66-2/3%
           --------------
     of the then aggregate unpaid principal amount of the Loans, or, if no such principal amount is then outstanding, Banks then having at least 66-2/3% of the Commitments.

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
     Regulation G, T, U or X of the FRB.

          "Material Adverse Effect" means (a) a material adverse change in, or a
           -----------------------
     material adverse effect upon, the operations, business, properties, condition (financial or otherwise) of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Company of any Loan Document, or (ii) the perfection or priority of any Lien granted under any of the Collateral Documents.

          "Material Subsidiary" means, at any time, any Restricted Subsidiary
           -------------------
     having at such time either (i) total (gross) revenues for the preceding four fiscal quarter period in excess of 5% of gross revenue for the Company and its Subsidiaries on a consolidated basis or (ii) total assets, as of the last day of the preceding fiscal quarter, having a net book value in excess of 5% of total assets for the Company and its Subsidiaries on a consolidated basis, in each case, based upon the Company's most recent annual or quarterly financial statements delivered to the Agent under
     Section 6.01. The Material Subsidiaries of the Company as of the Effective Date are set forth in Schedule 1.01.
                           -------------

          "Moody's" means Moody's Investors Service, Inc. and any successor
           -------
     thereto that is a nationally recognized rating agency.

          "Moody's Rating" means the rating issued from time to time by Moody's
           --------------
     with respect to the Senior Secured Notes.

          "Mortgage" means any deed of trust, mortgage, leasehold mortgage,
           --------
     assignment of rents or other document creating a Lien on the real property, or any interest in real property, of the Company in respect of the Austin Facility.

          "Mortgaged Property" means all property subject to a Lien pursuant to
           ------------------
     a Mortgage.

          "Multiemployer Plan" means a "multiemployer plan," within the meaning
           ------------------
     of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

          "Net Issuance Proceeds" means, as to any issuance of debt or equity by
           ---------------------
     any Person, cash proceeds and non-cash proceeds received or receivable by such Person in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of such Person.

          "Net Proceeds" means, as to any Disposition by a Person, proceeds in
           ------------
     cash, checks or other cash equivalent financial instruments as and when received by such Person, net of: (a) the direct costs relating to such Disposition excluding amounts payable to such Person or any Affiliate of such Person, (b) sale, use or other transaction taxes paid or payable by such Person as a direct result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition. "Net Proceeds" shall also include proceeds paid on account of
                    ------------
     any Event of Loss, net
     of (i) all money actually applied to repair or reconstruct the damaged property or property affected by the condemnation or taking, (ii) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (iii) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments.

          "Note" means a promissory note executed by the Company in favor of a
           ----
     Bank pursuant to subsection 2.02(b), in substantially the form of Exhibit F
                                                                       ---------
     or Exhibit G.
        ---------

          "Notice of Borrowing" means a notice in substantially the form of
           -------------------
     Exhibit A.
     ---------

          "Notice of Conversion/Continuation" means a notice in substantially
           ---------------------------------
     the form of Exhibit B.
                 ---------

          "Notice of Lien" means any "notice of lien" or similar document
           --------------
     intended to be filed or recorded with any court, registry, recorder's office, central filing office or other Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

          "Obligations" means all advances, debts, liabilities, obligations,
           -----------
     covenants and duties arising under any Loan Document owing by the Company to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "Offshore Rate" means, for any Interest Period, with respect to
           -------------
     Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

     Offshore Rate =                LIBOR
                     ------------------------------------
                     1.00 - Eurodollar Reserve Percentage

     Where,

          "Eurodollar Reserve Percentage" means for any day for any Interest
           -----------------------------
          Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

              "LIBOR" means the rate of interest per annum (rounded upward to
               -----
          the next 1/16th of 1%) notified to the Agent by the Reference Bank as the rate of interest at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Loan by such Reference Bank and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

              The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Offshore Rate Loan" means a Loan that bears interest based on the
           ------------------
     Offshore Rate.

          "Ordinary Course of Business" means, in respect of any transaction
           ---------------------------
     involving the Company or any Subsidiary of the Company, the ordinary course of such Person's business substantially consistent with past practice.

          "Organization Documents" means, for any corporation, the certificate
           ----------------------
     or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

          "Other Taxes" means any present or future stamp, court or documentary
           -----------
     taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "Participant" has the meaning specified in subsection 10.08(d).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation, or any
           ----
     Governmental Authority succeeding to any of its principal functions under ERISA.

          "Pension Plan" means a pension plan (as defined in Section 3(2) of
           ------------
     ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

          "Permitted Liens" has the meaning specified in Section 7.01.
           ---------------

          "Permitted Swap Obligations" means all obligations (contingent or
           --------------------------
     otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a)
                --------
     such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held by such Person or Affiliates of such Person, or changes in the value of securities issued by such Person or Affiliates of such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" (b) such Swap Contracts do not contain (i) any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party, or (ii) any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under subsection 8.01(a)).

          "Person" means an individual, partnership, corporation, limited
           ------
     liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

          "Prepayment Event" has the meaning specified in subsection 2.07(c).
           ----------------

          "Pro Rata Share" means, as to any Bank at any time, the percentage
           --------------
     equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks. The initial Pro Rata Share of each Bank is set forth opposite such Bank's name in Schedule 2.01 under the heading "Pro Rata Share."
                         -------------

          "Receivable" means an account (as such term is defined in the UCC)
           ----------
     owned by the Company or any Restricted Subsidiary which has arisen in the ordinary course of the business of the Company or any such Restricted Subsidiary from the sale of inventory or the provision of services by the Company or any such Restricted Subsidiary in the normal course of business and all moneys due or to become due, and all rights and claims arising thereunder and all rights related thereto, including those assertable against other Persons in addition to the obligor.

          "Reference Bank" means BofA.
           --------------

          "Refinanced Credit Facilities" means (i) that certain Amended and
           ----------------------------
     Restated Credit Agreement, dated as of September 21, 1994, as amended among the Company, the financial institutions named as the lending banks therein and BofA as agent bank, and (ii) that certain Term Loan Agreement, dated as of January 5, 1995, as amended among the Company, the financial institutions named as the lending banks therein and ABN AMRO Bank N.V. as agent bank.

          "Refinancing Debt" has the meaning specified in subsection 7.05(d).
           ----------------

          "Reportable Event" means, any of the events set forth in Section
           ----------------
     4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "Requirement of Law" means, as to any Person, any law (statutory or
           ------------------
     common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Responsible Officer" means the chief executive officer or the
           -------------------
     president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and delivery of the Certificates referred to in Sections 4.01(f) and 4.02(f), the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

          "Restricted Subsidiary" means any Subsidiary of the Company other than
           ---------------------
     the German Subsidiary; provided, however, that the term Restricted
                            --------  -------
     Subsidiaries shall include the German Subsidiary if in respect of any Indebtedness or obligations of the German Subsidiary there shall exist at any time any Contractual Obligation which provides recourse to any assets of, or any Contingent Obligations or Indebtedness of, the Company or any of its Subsidiaries, other than as permitted hereunder.

          "Revolving Commitment," as to each Bank, has the meaning specified in
           --------------------
     subsection 2.01(b).

          "Revolving Loan" has the meaning specified in Section 2.01(b).
           --------------

          "Revolving Termination Date" means the earlier to occur of:
           --------------------------

               (a) the date that is three years after the Loan Availability Date (or the date that is four years after the Loan Availability Date if (i) the Company notifies the Agent in writing during the 60-day period prior to the first anniversary of the Loan Availability Date that it desires to extend the Revolving Termination Date by one year, and (ii) each of the Banks consents to such one-year extension within 30 days of its receipt of such written notice); and

               (b) the date on which the Revolving Commitments terminate in accordance with the provisions of this Agreement.

          "S&P" means Standard & Poor's Rating Group of Standard & Poor's
           ---
     Corporation and any successor thereto that is a nationally recognized rating agency.

          "S&P Adjusted Rating" means the rating issued from time to time by S&P
           -------------------
     with respect to the Company's senior unsecured long term debt and increased by one pricing level for purposes of determining the Applicable Rating hereunder.

          "SEC" means the Securities and Exchange Commission, or any
           ---
     Governmental Authority succeeding to any of its principal functions.

          "Security Agreement" means any security agreement, pledge agreement or
           ------------------
     other document creating a Lien on the personal property, or any interest in personal property, of the Company in respect of the Austin Facility.

          "Senior Secured Note Documents" means the Senior Secured Notes and the
           -----------------------------
     indenture relating thereto.

          "Senior Secured Notes" means the senior secured notes to be issued by
           --------------------
     the Company in an aggregate principal amount of $400,000,000 pursuant to the terms of the indenture relating thereto.

          "Solvent" means, as to any Person at any time, that (a) the fair value
           -------
     of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of
     Section 101(32) of the Bankruptcy Code and, in the alternative, for purposes of the Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

          "Subsidiary" of a Person means any corporation, association,
           ----------
     partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

          "Surety Instruments" means all letters of credit (including standby
           ------------------
     and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Contract" means any agreement, whether or not in writing,
           -------------
     relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          "Swap Termination Value" means, in respect of any one or more Swap
           ----------------------
     Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and
     (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

          "Syndication Agent" means ABN AMRO Bank N.V., in its capacity as
           -----------------
     Syndication Agent for the Banks hereunder.

          "Tangible Net Worth" means, at any time of determination, in respect
           ------------------
     of the Company and its Restricted Subsidiaries, determined on a Consolidated basis, total assets (exclusive of goodwill, licensing agreements, patents, trademarks, trade names, organization expense, treasury stock, unamortized debt discount and premium, deferred charges and other like intangibles) minus total liabilities (including accrued and
                             -----
     deferred income taxes), at such time.

          "Taxes" means any and all present or future taxes, levies,
           -----
     assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

          "Term Commitment," as to each Bank, has the meaning specified in
           ---------------
     subsection 2.01(a).

          "Term Loan" has the meaning specified in Section 2.01.
           ---------

          "Term Maturity Date" means the fourth anniversary of the Loan
           ------------------
     Availability Date.

          "Title Company" has the meaning specified in subsection 4.02(a)(v).
           -------------

          "Type" has the meaning specified in the definition of "Loan."
           ----

          "UCC" means the Uniform Commercial Code as in effect in the State of
           ---
     New York.

          "Unfunded Pension Liability" means the excess of a Pension Plan's
           --------------------------
     benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          "United States" and "U.S." each means the United States of America.
           -------------       ----

          "Wholly-Owned Subsidiary" means any corporation in which (other than
           -----------------------
     directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more other Wholly-Owned Subsidiaries, or both.

     1.02  Other Interpretive Provisions.  (a) The meanings of defined terms are
           -----------------------------
equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

              (ii) The term "including" is not limiting and means "including without limitation."

             (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

              (iv) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Agent or the Banks by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

     1.03  Accounting Principles.  (a)  Unless the context otherwise clearly
           ---------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                                  ARTICLE II

                                  THE CREDITS
                                  -----------

     2.01  Amounts and Terms of Commitments.  (a)  The Term Credit.  Each Bank
           --------------------------------        ---------------
severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Term Loan") from time to time on any Business
                                ---------
Day during the period from the Loan Availability Date through the date that is six months after the Effective Date in an aggregate principal amount not to exceed the amount set forth opposite such Bank's name on Schedule 2.01 under the
                                                         -------------
heading "Term Commitment" (such amount, as the same may be reduced under Section
2.05 or reduced or increased as a result of one or more assignments under
Section 10.08, such Bank's "Term Commitment").  Amounts borrowed as Term Loans
                            ---------------
which are repaid or prepaid by the Company may not be reborrowed.

          (b)  The Revolving Credit.  Each Bank severally agrees, on the terms
               --------------------
and conditions set forth herein, to make loans to the Company (each such loan, a Revolving Loan") from time to time on any Business Day during the period from
- ---------------
the Loan Availability Date to the Revolving Termination Date, in an aggregate principal amount not to exceed at any time outstanding the amount set forth opposite such Bank's name on Schedule 2.01 under the heading "Revolving
                             -------------
Commitment" (such amount as the same may be reduced under Section 2.05 or reduced or increased as a result of one or more assignments under Section 10.08, such Bank's "Revolving Commitment"); provided, however, that, after giving
             --------------------    --------  -------
effect to any Borrowing, the aggregate principal amount of all outstanding Revolving Loans:

              (i)  shall not at any time exceed the combined Revolving
    Commitments;

             (ii) together with the aggregate principal amount of all Term Loans outstanding at such time, shall not at any time exceed the combined Commitments; and

            (iii)  shall not at any time exceed the Borrowing Base.

         Within the limits of each Bank's Revolving Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this subsection 2.01(b), prepay under Section 2.06 and reborrow under this subsection 2.01(b).

     2.02  Loan Accounts.  (a)  The Loans made by each Bank shall be evidenced
           -------------
by one or more loan accounts or records maintained by such Bank in the ordinary course of business. The loan accounts or records maintained by the Agent and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

          (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date and amount of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error; provided, however, that
                                                         --------  -------
the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

     2.03  Procedure for Borrowing.  (a)  Each Borrowing shall be made upon the
           -----------------------
Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 9:00 a.m. (San Francisco time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (ii) one Business Day prior to the requested Borrowing Date (or prior to 8:00 a.m. (San Francisco time) on the requested Borrowing Date), in the case of Base Rate Loans, specifying:

               (A) the amount of the Borrowing, which shall be in an aggregate minimum amount of $10,000,000 for Revolving Loans and $25,000,000 for Term Loans, or any integral multiple of $5,000,000 in excess thereof;

               (B)  the requested Borrowing Date, which shall be a Business
         Day;

               (C)  the Type of Loans comprising the Borrowing; and

               (D) the duration of the Interest Period applicable to such Loans included in such notice, subject to the provisions of the definition of "Interest Period" herein. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months.

provided, however, that with respect to any Borrowing to be made on the Loan
- --------  -------
Availability Date, the Notice of Borrowing shall be delivered to the Agent not later than 10:00 a.m. (San Francisco time) one Business Day before the Loan Availability Date and such Borrowing will consist of Base Rate Loans only.

          (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

          (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 11:00 a.m. (San Francisco time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

          (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than six different Interest Periods in effect.

     2.04  Conversion and Continuation Elections.  (a)  The Company may, upon
           -------------------------------------
irrevocable written notice to the Agent in accordance with subsection 2.04(b):

               (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any Offshore Rate Loans, to convert any such Loans (or any part thereof in an amount not less than $10,000,000 or that is in an integral multiple of $5,000,000 in excess thereof) into Loans of any other Type; or

              (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $10,000,000, or that is in an integral multiple of $5,000,000 in excess thereof);

provided, that if at any time the aggregate amount of Offshore Rate Loans in
- --------
respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $10,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

          (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 9:00 a.m. (San Francisco time) at least
(i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (ii) one Business Day in advance of the Conversion/ Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

               (A)  the proposed Conversion/Continuation Date;

               (B)  the aggregate amount of Loans to be converted or continued;

               (C) the Type of Loans resulting from the proposed conversion or continuation; and

               (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period, subject to the provisions of the definition of "Interest Period" herein.

          (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

          (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

          (e) Unless the Majority Banks otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

          (f) After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than six different Interest Periods in effect.

     2.05  Voluntary Termination or Reduction of Commitments.  The Company may,
           -------------------------------------------------
upon not less than five Business Days' prior notice to the Agent, terminate the Term and Revolving Commitments, or permanently reduce the Term and Revolving Commitments, in each case by an aggregate minimum amount of $10,000,000 or any multiple of $5,000,000 in excess thereof; unless, after giving effect thereto
                                          ------
and to any prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Loans would exceed the amount of the combined Commitments then in effect or the then outstanding principal amount of the Revolving Loans would exceed the amount of the combined Revolving Commitments then in effect. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share. All accrued commitment fees to, but not including the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

     2.06  Optional Prepayments. Subject to Section 3.04, the Company may, at
           --------------------
any time or from time to time, upon not less than five Business Days' irrevocable notice to the Agent in the case of Offshore Rate Loans, and upon not less than one Business Day's irrevocable notice to the Agent in the case of Base Rate Loans, ratably prepay Loans in whole or in part, in minimum amounts of $10,000,000 or any integral multiple of $5,000,000 in excess thereof; provided,
                                                                      --------
however, that, in the case of Base Rate Loans, if such notice of prepayment is
- -------
received by the Agent prior to 8:00 a.m. (San Francisco time) on a Business Day, prepayment may occur on such Business Day if so specified in such notice. Such notice of prepayment shall specify the date and amount of such prepayment, whether such prepayment is of Term Loans or Revolving Loans (or a combination thereof), and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to
Section 3.04. Optional prepayments of Term Loans shall be applied in inverse order of maturity.

     2.07  Mandatory Prepayments of Revolving Loans; Mandatory Term Commitment
           -------------------------------------------------------------------
Reductions.  (a)  Mandatory Prepayments of Revolving Loans.  If at any time the
- ----------        ----------------------------------------
aggregate principal amount of the outstanding Revolving Loans shall exceed the limits thereon set forth in subsection 2.01(b)(iii), the Company, upon becoming aware of such excess, shall immediately prepay the outstanding principal amount of the Revolving Loans, in an amount equal to such excess.

          (b)  Mandatory Reduction of Term Commitments.  If on the date six
               ---------------------------------------
months after the Loan Availability Date the aggregate Term Commitments shall exceed the outstanding principal amount of the Term Loans made as of such date, such unused portion of the Term Commitments shall automatically terminate on such date.

          (c)  Mandatory Prepayment of the Loans.  Upon the occurrence of any
               ---------------------------------
event or circumstance (including any Event of Loss with respect to the Collateral) which results in a required prepayment or redemption of any Senior Secured Notes in accordance with the terms of the Senior Secured Note Documents (a "Prepayment Event"), the Company shall be required to prepay Loans hereunder
    ----------------
on a pro rata basis in accordance with the respective outstanding principal amounts of the Senior Secured Notes and the Loans pursuant to the terms of the Intercreditor Agreement. The Company shall promptly notify the Agent and the Banks of the occurrence of any Prepayment Event and the amount of any prepayment to be made hereunder. If such notice is given, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and the amounts required pursuant to Section
3.04.  Any such prepayment shall be applied first to the outstanding Term Loans
                                            -----
and second to the outstanding Revolving Loans. Each mandatory prepayment of Term
    ------
Loans shall be applied to the principal installments of the Term Loans in inverse order of maturity. Additionally, any such prepayment made on a day other than an Interest Payment Date for any Loan shall be applied first to any Base Rate Loans then outstanding and then to Offshore Rate Loans with the shortest Interest Periods remaining. The Revolving Commitments shall automatically reduce by an amount equal to the aggregate principal amount of Revolving Loans prepaid. If the amount required to be paid pursuant to this subsection 2.07(c) after all of the Term Loans shall have been repaid shall exceed the aggregate outstanding principal amount of the Revolving Loans, such automatic reduction shall nonetheless occur and shall be determined on the basis of the aggregate amount of Revolving Loans that would be required to be prepaid assuming the Revolving Commitments were fully utilized.

     2.08  Repayment.  (a)  The Term Credit. The Company shall repay to the
           ---------        ---------------

Banks the aggregate principal amount of the Term Loans made hereunder in eight equal successive quarterly installments beginning on the date that is three months after the second anniversary of the Loan Availability Date and every three months thereafter (each such quarterly payment date a "Principal Payment
                                                             -----------------
Date"); provided, however, that the aggregate principal balance then outstanding
- ----    --------  -------
in respect of the Term Loans on the Term Maturity Date shall be due and payable on the Term Maturity Date.

          (b)  The Revolving Credit.  The Company shall repay to the Banks on
               --------------------
the Revolving Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

     2.09  Interest.  (a)  Each Loan shall bear interest on the outstanding
           --------
principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.04), plus
                                                                            ----
the Applicable Margin.

          (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.06 or 2.07 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Banks.

          (c) Notwithstanding subsection (a) of this Section, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any other Loan Document is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Company agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, and after as well as before any entry of judgment thereon to the extent permitted by law, payable on demand, at a fluctuating rate per annum equal to the Base Rate plus 2%.
                                                               ----

          (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

     2.10  Fees.  (a)  Arrangement and Agency Fees.  The Company shall pay fees
           ----        ---------------------------
to the Arranger and the Agent as required by the letter agreement between the Company and the Arranger and Agent dated July 12, 1996. The Company shall pay fees to BofA, the Documentation Agent and the Syndication Agent as required by the letter agreement between the Company and BofA, the Documentation Agent and the Syndication Agent dated July 16, 1996 (such letter agreements, the "Fee
                                                                        ---
Letters").
- -------

          (b)  Commitment Fees.  The Company shall pay to the Agent for the
               ---------------
account of each Bank a commitment fee on the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, at a rate per annum equal to the Applicable Fee Amount. Such commitment fee shall accrue from the Effective Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each quarter commencing on September 30, 1996, through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in
                                                      --------
connection with any termination of Commitments under Section 2.05 or Section 2.07, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such termination. The commitment fees provided in this subsection shall accrue at all times after the Effective Date, including at any time during which one or more conditions in Article IV are not met.

     2.11  Computation of Fees and Interest.  (a)  All computations of interest
           --------------------------------
for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

     2.12  Payments by the Company.  (a)  All payments to be made by the Company
           -----------------------
shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 10:00 a.m. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 10:00 a.m. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

         (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be; provided, however, that if such extension would cause payment
                 --------  -------
of interest on or principal of an Offshore Rate Loan to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

          (d) If the Applicable Margin or Applicable Fee Amount is increased or reduced with respect to any period for which the Company has already paid interest or a commitment fee, the Agent shall recalculate the additional interest or commitment fee due from or to the Company and shall, within 15 Business Days, give the Company and the Banks notice of such recalculation. Any additional interest or commitment fee due from the Company shall be paid to the Agent for the account of the Banks within two days of receipt of the foregoing notice, and any interest or commitment fee refund due from the Banks shall be paid to the Company (through the Agent) within two Business Days of the receipt of the foregoing notice.

     2.13  Payments by the Banks to the Agent.  (a)  Unless the Agent receives
           ----------------------------------
notice from a Bank on or prior to the Loan Availability Date or, with respect to any Borrowing after the Loan Availability Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

          (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

     2.14  Sharing of Payments, Etc.  If, other than as expressly provided
           ------------------------
elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or
                                               --------  -------
any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

     2.15  Security.  All obligations of the Company under this Agreement, the
           --------
Notes and all other Loan Documents shall be secured in accordance with the terms of the Collateral Documents.


                                  ARTICLE III

                     TAXES, YIELD PROTECTION AND ILLEGALITY
                     --------------------------------------

     3.01  Taxes.  (a)  Any and all payments by the Company to each Bank or the
           -----
Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

          (b) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

               (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

              (ii)  the Company shall make such deductions and withholdings;

             (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

              (iv) the Company shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

          (c) The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

          (d) Within 30 days after the date of any payment by the Company of Taxes, Other Taxes or Further Taxes, the Company shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Agent.

          (e) If the Company is required to pay any amount to any Bank or the Agent pursuant to subsection (b) or (c) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

     3.02  Illegality.  (a)  If any Bank determines that the introduction of any
           ----------
Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

          (b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 3.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

     3.03  Increased Costs and Reduction of Return.  (a)  If any Bank determines
           ---------------------------------------
that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore Rate) or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

          (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

     3.04  Funding Losses.  The Company shall reimburse each Bank and hold each
           --------------
Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

          (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

          (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

          (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.06;

          (d) the prepayment (including pursuant to Section 2.07) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

          (e) the automatic conversion under Section 2.04 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. Solely for purposes of calculating amounts payable by the Company to the Banks under this Section and under subsection 3.03(a), each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

     3.05  Inability to Determine Rates.  If the Majority Banks determine that
           ----------------------------
for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan or that the Offshore Rate applicable pursuant to subsection 2.09(a) for any requested Interest Period with respect to a proposed

Offshore Rate Loan does not adequately and fairly reflect the cost to such Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans hereunder shall be suspended until the Agent upon the instruction of the Majority Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

     3.06  Reserves on Offshore Rate Loans.  The Company shall pay to each Bank,
           -------------------------------
as long as such Bank shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each Offshore Rate Loan equal to the actual costs of such reserves allocated to such Loan by the Bank (as determined by the Bank in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Bank. If a Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

     3.07  Certificates of Banks.  Any Bank claiming reimbursement or
           ---------------------
compensation under this Article III shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

     3.08  Survival.  The agreements and obligations of the Company in this
           --------
Article III shall survive the payment of all other Obligations.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT
                              --------------------

     4.01  Conditions of Effectiveness. The effectiveness of this Agreement is
           ---------------------------
subject to the condition that the Agent shall have received on or before the Effective Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

          (a)  Credit Agreement.  This Agreement executed by each party thereto;
               ----------------

          (b)  Resolutions; Incumbency.  (i)  Copies of the resolutions of the
               -----------------------
     board of directors of the Company and committees of such board of directors authorizing the transactions contemplated hereby, certified as of the Effective Date by the Secretary or an Assistant Secretary of the Company; and

               (ii) A certificate of the Secretary or Assistant Secretary of the Company, dated the Effective Date, certifying the names, titles and true signatures of the officer or officers of the Company authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

          (c)  Organization Documents; Good Standing. Each of the following
               -------------------------------------
documents:

               (i) the certificate of incorporation and the bylaws of the Company as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of the Company as of the Effective Date; and

              (ii) a good standing and tax good standing certificate for the Company from the Secretary of State of Delaware, California and Texas as of a recent date, together with a bring-down certificate by facsimile dated the Effective Date;

          (d)  Payment of Fees.  Evidence of payment by the Company of all
               ---------------
accrued and unpaid fees, costs and expenses to the extent then due and payable on the Effective Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Effective Date, including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 10.04;

          (e)  Certificate.  A certificate signed by a Responsible Officer,
               -----------
dated as of the Effective Date, stating that:

               (i) the representations and warranties contained in Article V are true and correct on and as of such date, as though made on and as of such date;

              (ii)  no Default or Event of Default exists; and

             (iii) there has occurred since June 30, 1996, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, except as may be specifically disclosed in the Company's press release dated July 10, 1996; and

          (f)  Other Documents.  Such other approvals, opinions, documents or
               ---------------
materials as the Agent or any Bank may request.

     4.02  Conditions of Initial Loans.  The obligation of each Bank to make its
           ---------------------------
initial Loan hereunder is subject to the condition that (x) each condition listed under Section 4.01 is and remains satisfied on the Loan Availability Date, and (y) the Agent shall have received on or before the Loan Availability Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

          (a)  Collateral Documents.  The Collateral Documents, executed by the
               --------------------
Company and all other parties thereto, in appropriate form for recording, where necessary, together with:

               (i) acknowledgment copies of all UCC-l financing statements filed, registered or recorded to perfect the security interests of the Agent for the benefit of the Banks, or the Collateral Agent for the benefit of the Agent and/or the Banks, as the case may be, or other evidence satisfactory to the Agent that there has been filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent for the benefit of the Banks, or the Collateral Agent for the benefit of the Agent and/or the Banks, as the case may be, in accordance with applicable law;

              (ii) written advice relating to such Lien and judgment searches as the Agent shall have requested, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

             (iii) evidence that all other actions necessary or, in the opinion of the Agent or the Banks, desirable to perfect and protect the first priority security interest (subject only to Permitted Liens) created by the Collateral Documents have been taken;

              (iv) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements, and the Collateral Documents;

               (v) with respect to the Mortgaged Property, a Texas Form T-2 (or other form acceptable to the Agent and the Banks) mortgagee policy of title insurance issued by a title insurance company satisfactory to the Agent and the Banks (the "Title Company") insuring that the Mortgage creates and constitutes a valid first Lien against the Mortgaged Property in favor of the Collateral Agent, subject only to exceptions acceptable to the Agent and the Banks, with such endorsements and affirmative insurance, and in such amount, as the Agent or any Bank may reasonably request;

              (vi) evidence that the insurance required by the Collateral Documents shall be in full force and effect;

             (vii) evidence that the Agent or the Collateral Agent for the benefit of the Agent and/or the Banks, as the case may be, has been named as loss payee under all policies of casualty insurance, and as additional insured under all policies of liability insurance, required hereunder or by the Collateral Documents with respect to the Austin Facility;

            (viii) proof of payment of all title insurance premiums, documentary stamp or intangible taxes, recording fees and mortgage taxes payable in connection with the recording of any Mortgage or the issuance of the title insurance policies (whether due on the Loan Availability Date or in the future), including sums due in connection with any future advances;

              (ix) such consents, estoppels, subordination agreements and other documents and instruments executed by landlords, tenants and other Persons party to material contracts relating to any Collateral as to which the Agent shall be granted a Lien for the benefit of the Banks, or the Collateral Agent shall be granted a Lien for the benefit of the Agent and the Banks, as the case may be, as requested by the Agent or any Bank; and

               (x) evidence that all other actions necessary or, in the opinion of the Agent or the Banks, desirable to perfect and protect the first priority Lien created by the Collateral Documents, subject only to Permitted Liens, and to enhance the Collateral Agent's and the Agent's ability to preserve and protect their interests in and access to the Collateral, have been taken;

          (b)  Environmental Review.  An environmental site assessment with
               --------------------
respect to the Austin Facility, dated as of a recent date prior to the Loan Availability Date, prepared by a qualified firm acceptable to the Agent and the Banks;

          (c)  Notes.  The Notes executed by the Company in favor of the Banks
               -----
requesting such Notes;

          (d)  Payment of Fees.  Evidence of payment by the Company of all
               ---------------
accrued and unpaid fees, costs and expenses to the extent then due and payable on the Loan Availability Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Loan Availability Date, including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 10.04;

          (e)  Senior Secured Note Documents.  Copies of the Senior Secured
               -----------------------------
Notes, including the related indenture, and evidence that the Senior Secured Notes have been funded or will be funded on the Loan Availability Date;

          (f)  Certificate.  A certificate signed by a Responsible Officer,
               -----------
dated as of the Loan Availability Date, certifying:

               (i) that the representations and warranties contained in Article V are true and correct on and as of such date, as though made on and as of such date;

              (ii) that no Default or Event of Default exists or would result from the initial Borrowing of any Loans;

             (iii) that there has occurred since June 30, 1996, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, except as may be specifically disclosed in the Company's press release dated July 10, 1996; and

              (iv) the Moody's Rating and the S&P Adjusted Rating as of such date;

          (g)  Legal Opinions.
               --------------

               (i) An opinion of Bronson, Bronson & McKinnon LLP, counsel to the Company, dated as of the Loan Availability Date and addressed to the Agent and the Banks, substantially in the form of Exhibit D; and
                                            ---------


              (ii) an opinion of Fulbright & Jaworski LLP, Texas counsel to the Company, addressed to the Agent and the Banks and addressing such matters as the Agent or the Banks shall reasonably request in reference to the Collateral Documents, dated as of the Loan Availability Date;

          (h)  Payment of Existing Debt.  The Agent shall have received evidence
               ------------------------
satisfactory to it that the outstanding principal of and interest and fees accrued through the Loan Availability Date on the loans made on or prior to the Loan Availability Date under the Refinanced Credit Facilities shall be repaid in full on the Loan Availability Date and that the commitments under the Refinanced Credit Facilities shall have been terminated;

          (i)  Third-Party Valuation.  A third-party review and valuation of the
               ---------------------
Austin Facility ordered by the Company and acceptable to the Agent and the Banks;

          (j)  Borrowing Base Certificate.  A completed Borrowing Base
               --------------------------
Certificate, dated the Loan Availability Date, setting forth the net Receivables of the Company and its Restricted Subsidi-aries, on a Consolidated basis, as of the end of the immediately preceding calendar month;

          (k)  CIBC Guaranty Amendment.  Copies of an amendment to the CIBC
               -----------------------
Guaranty conforming certain financial covenants therein to the covenants contained in this Agreement and consenting to this Agreement, the Senior Secured Note Documents and the transactions contemplated hereby and thereby; and

          (l)  Other Documents.  Such other approvals, opinions, documents or
               ---------------
materials as the Agent or any Bank may request.

     4.03  Conditions to All Borrowings.  The obligation of each Bank to make
           ----------------------------
any Loan to be made by it (including its initial Loan) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing
Date:

          (a)  Notice of Borrowing.  The Agent shall have received a Notice of
               -------------------
Borrowing;

          (b)  Continuation of Representations and Warranties. The
               ----------------------------------------------
representations and warranties in Article V shall be true and correct on and as of such Borrowing Date with the same effect as if made on and as of such Borrowing Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that this subsection (b) shall be deemed instead to refer to the last day of the most recent year for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.11(a));

          (c)  No Existing Default.  No Default or Event of Default shall exist
               -------------------
or shall result from such Borrowing or continuation or conversion;

          (d)  No Future Advance Notice.  Neither the Agent nor any Bank shall
               ------------------------
have received from the Company any notice that any Collateral Document will no longer secure on a first priority basis, subject only to Permitted Liens, future advances or future Loans to be made or extended under this Agreement; and

          (e)  No Material Adverse Effect.  There has occurred since June 30,
               --------------------------
1996, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, except as may be specifically disclosed in the Company's press release dated July 10, 1996.

Each Notice of Borrowing submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date, that the conditions in this Section
4.03 are satisfied.

                                  ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Company represents and warrants to the Agent and each Bank that:

     5.01  Corporate Existence and Power.  The Company and each of its Material
           -----------------------------
Subsidiaries:

          (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

          (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

          (d)  is in compliance with all Requirements of Law;

except, in each case referred to in clause (b) or clause (c), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.02  Corporate Authorization; No Contravention.  The execution, delivery
           -----------------------------------------
and performance by the Company of this Agreement and each other Loan Document to which the Company is party, have been duly authorized by all necessary corporate action, and do not and will not:

          (a)  contravene the terms of any of that Person's Organization
Documents;

          (b) as of the Loan Availability Date, after giving effect to the termination of the Refinanced Credit Facilities and the amendment of the CIBC Guaranty, conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

          (c)  violate any Requirement of Law.

     5.03  Governmental Authorization.  No approval, consent, exemption,
           --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings or filings in connection with the Liens granted to the Collateral Agent or the Agent under the Collateral Documents) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement or any other Loan Document.

     5.04  Binding Effect.  This Agreement and each other Loan Document to which
           --------------
the Company is a party constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     5.05  Litigation.  Except as specifically disclosed in Schedule 5.05, there
           ----------                                       -------------
are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Restricted Subsidiaries or any of their respective properties which:

          (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

          (b) if determined adversely to the Company or its Restricted Subsidiaries, would reasonably be expected to have a Material Adverse Effect.
No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     5.06  No Default.  No Default or Event of Default exists or would result
           ----------
from the incurring of any Obligations by the Company or from the grant or perfection of the Liens of the Agent and the Banks on the Collateral. Neither the Company nor any Restricted Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would create an Event of Default under subsection 8.01(e).

     5.07  ERISA Compliance.  Except as specifically disclosed in Schedule 5.07:
           ----------------                                       -------------

          (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

          (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     5.08  Use of Proceeds; Margin Regulations.  The proceeds of the Loans are
           -----------------------------------
to be used solely for the purposes set forth in and permitted by Section 6.12 and Section 7.07. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     5.09  Title to Properties; Liens.  The Company and each Material Subsidiary
           --------------------------
has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. The property of the Company and its Material Subsidiaries is subject to no Liens, other than Permitted Liens.

     5.10  Taxes.  The Company and its Restricted Subsidiaries have filed all
           -----
Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Restricted Subsidiary that would, if made, have a Material Adverse Effect.

     5.11  Financial Condition.  (a)  The audited consolidated balance sheet of
           -------------------
the Company and its Subsidiaries dated December 31, 1995, the unaudited balance sheet of the Company and its Subsidiaries for the fiscal quarter ending on March 31, 1996, and in each case the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal period ended on such date:

               (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, subject to ordinary, good faith year-end audit adjustments, in the case of quarterly financial statements;

              (ii) are complete and accurate in all material respects and fairly present the consolidated financial condition of the Company and its Subsidiaries as of the date thereof and results of operations and cash flows for the period covered thereby; and

             (iii)  except as specifically disclosed in Schedule 5.11, show
                                                        -------------
     all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

          (b) Since June 30, 1996, there has been no Material Adverse Effect, except as may be specifically disclosed in the Company's press release dated July 10, 1996.

     5.12  Environmental Matters.  (a)  Except as specifically disclosed in
           ---------------------
Schedule 5.12, the on-going operations of the Company and each of its Restricted
- -------------
Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $50,000,000 in the aggregate.

          (b) Except as specifically disclosed in Schedule 5.12, the Company and
                                                  -------------
each of its Restricted Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course
  ---------------------
operations, all such Environmental Permits are in good standing, and the Company and each of its Restricted Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

          (c)  Except as specifically disclosed in Schedule 5.12, none of the
                                                   -------------
Company, any of its Restricted Subsidiaries or any of their respective present property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

          (d)  Except as specifically disclosed in Schedule 5.12, there are no
                                                   -------------
Hazardous Materials or other conditions or circumstances existing with respect to any property of the Company or any Restricted Subsidiary, or arising from operations prior to the Effective Date, of the Company or any of its Restricted Subsidiaries that would reasonably be expected to give rise to Environmental Claims with a potential liability of the Company and its Restricted Subsidiaries in excess of $50,000,000 in the aggregate for any such condition, circumstance or property. In addition, (i) neither the Company nor any Restricted Subsidiary has any underground storage tanks (A) that are not properly registered or permitted under applicable Environmental Laws, or (B) that are leaking or disposing of Hazardous Materials off-site, and (ii) the Company and its Restricted Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

     5.13  Collateral Documents.  (a)  The provisions of each of the Collateral
           --------------------
Documents are effective to create in favor of the Agent for the benefit of the Banks, or the Collateral Agent for the benefit of the Agent and/or the Banks, as the case may be, a legal, valid and enforceable first priority Lien on all right, title and interest of the Company in the Collateral described therein, subject only to Permitted Liens; and financing statements have been filed in the offices in all of the jurisdictions necessary to perfect or continue perfected with such priority such Lien on the Collateral.

          (b) Each Mortgage when delivered will be effective to grant to the Agent for the benefit of the Banks, or the Collateral Agent for the benefit of the Agent and/or the Banks, as the case may be, a legal, valid and enforceable mortgage lien on all the right, title and interest of the Company in the mortgaged property described therein. When each such Mortgage is duly recorded in the applicable recording office(s) and the mortgage recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state law applicable to the recording of real estate mortgages generally, such mortgaged property, subject to the encumbrances and exceptions to title set forth therein and except as noted in the title policies delivered to the Agent pursuant to Section 4.02, is subject to a legal, valid, enforceable and perfected first priority Mortgage; and when financing statements have been filed in the applicable filing offices, such Mortgage also creates a legal, valid, enforceable and perfected first Lien on all right, title and interest of the Company under such Mortgage in all personal property and fixtures which are covered by such Mortgage, subject to no other Liens, except the encumbrances and exceptions to title set forth therein and except as noted in the title policies delivered to the Agent pursuant to Section 4.02, and Permitted Liens.

          (c) All representations and warranties of the Company contained in the Collateral Documents are true and correct.

     5.14  Regulated Entities.  None of the Company, any Person controlling the
           ------------------
Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     5.15  No Burdensome Restrictions.  Neither the Company nor any Subsidiary
           --------------------------
is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

     5.16  Copyrights, Patents, Trademarks and Licenses, Etc.  The Company or
           -------------------------------------------------
its Material Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. Except as specifically disclosed in
Schedule 5.05, to the best knowledge of the Company, no slogan or other
- -------------
advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person, no claim or litigation regarding any of the foregoing is pending or, to the best knowledge of the Company, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the best knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     5.17  Subsidiaries.  As of the Effective Date, the Company has no
           ------------
Subsidiaries other than those specifically disclosed in part (a) of Schedule
                                                                    --------
5.17 and has no equity investments in any other Person other than those
- ----
specifically disclosed in part (b) of Schedule 5.17.
                                      -------------

     5.18  Insurance.  Except as specifically disclosed in Schedule 5.18, the
           ---------                                       -------------
properties of the Company and its Restricted Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or each such Restricted Subsidiary operates.

     5.19  Solvency.  The Company and each of its Restricted Subsidiaries is
           --------
Solvent.

     5.20  Full Disclosure.  None of the representations or warranties made by
           ---------------
the Company or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered at the request of the Banks by or on behalf of the Company to the Banks prior to the Effective Date or the Loan Availability Date, as the case may be), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered (it being understood that although any financial projections and forecasts furnished by the Company represent the Company's best estimates and assumptions as to future performance, which the Company believes to be fair and reasonable as of the time made in the light of current and reasonably foreseeable business conditions, such financial projections and forecasts as to future events are not to be viewed as facts and that actual results during the period or periods covered thereby may differ from the projected or forecasted results).


                                  ARTICLE VI

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

     6.01  Financial Statements.  The Company shall deliver to the Agent, in
           --------------------
form and detail satisfactory to the Agent and the Banks, with sufficient copies for each Bank:

          (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Ernst & Young or another nationally-recognized independent public accounting firm ("Independent
                                                                   -----------
Auditor") which report shall state that such consolidated financial statements
- -------
present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records;

          (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as being complete and accurate in all material respects and fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries;

          (c) as soon as available, but not later than 90 days after the end of each fiscal year, copies of unaudited consolidating balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidating statements of income, shareholders' equity and cash flows for such year, certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 6.01(a);

          (d) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, copies of the unaudited consolidating balance sheets of the Company and its Subsidiaries, and the related consolidating statements of income, shareholders' equity and cash flows for such quarter, all certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in subsection 6.01(b).

As to any information contained in materials furnished pursuant to subsection 6.02(c), the Company shall not be separately required to furnish such information under subsection (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in subsection (a) and (b) above at the times specified therein.

     6.02  Certificates; Other Information.  The Company shall furnish to the
           -------------------------------
Agent, with sufficient copies for each Bank:

          (a) concurrently with the delivery of the financial statements referred to in subsections 6.01(a) and (b), a completed Compliance Certificate executed by a Responsible Officer;

          (b) as soon as available, but no later than 10 days after the end of each calendar month, a completed Borrowing Base Certificate executed by a Responsible Officer setting forth the net Receivables of the Company and its Restricted Subsidiaries as of the end of such calendar month, determined on a Consolidated basis;

          (c) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and, no later than 10 days after the same are filed with or otherwise reported to the SEC, copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC; and

          (d) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Bank, may from time to time request.

     6.03  Notices.  The Company shall promptly notify the Agent and each Bank:
           -------

          (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

          (b) of (i) any breach or non-performance of, or any default under, any Contractual Obligation of the Company or any of its Subsidiaries which could result in a Material Adverse Effect; and (ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its Subsidiaries and any Governmental Authority, except as disclosed in Schedule 5.05;

          (c) of the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary (i) in which the amount of damages claimed is $25,000,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan Document;

          (d)  upon, but in no event later than 10 days after, becoming aware of
(i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Company or any Restricted Subsidiary or any of their respective properties pursuant to any applicable Environmental Laws, (ii) all other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Company or any Restricted Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

          (e) of any other litigation or proceeding affecting the Company or any of its Subsidiaries which the Company would be required to report to the SEC pursuant to the Exchange Act, within four days after reporting the same to the SEC;

          (f) of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Agent and each Bank a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

               (i)  an ERISA Event;

              (ii) a material increase in the Unfunded Pension Liability of any Pension Plan;

             (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate; or

              (iv) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

          (g) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries;

          (h) of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Company or any of its Subsidiaries;

          (i) of any material change in or under any material technology license to which the Company or any Subsidiary is a party; and

          (j) upon, but in no event later than five Business Days after the date of promulgation thereof by such rating agency, of any change in the Moody's Rating or the S&P Adjusted Rating.

          Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under subsection 6.03(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

     6.04  Preservation of Corporate Existence, Etc.  The Company shall, and
           ----------------------------------------
shall cause each Restricted Subsidiary to:

          (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

          (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in connection with transactions permitted by Section 7.03 and sales of assets permitted by Section 7.02;

          (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

          (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

     6.05  Maintenance of Property.  The Company shall, and shall cause each
           -----------------------
Restricted Subsidiary to, maintain and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, except as permitted by Section 7.02. The Company and each Restricted Subsidiary shall use the standard of care typical in the industry in the operation and maintenance of its facilities.

     6.06  Insurance.  In addition to insurance requirements set forth in the
           ---------
Collateral Documents, the Company shall maintain, and shall cause each of its Restricted Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to the Collateral and its business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including workers' compensation insurance, public liability and property and casualty insurance. All such insurance relating to the Austin Facility shall name the Agent for the benefit of the Banks, or the Collateral Agent for the benefit of the Agent and/or the Banks, as the case may be, as loss payee/mortgagee and/or as additional insured, as applicable, as their interests may appear. Upon request of the Agent or any Bank, the Company shall furnish the Agent, with sufficient copies for each Bank, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer of the Company (and, if requested by the Agent, any insurance broker of the Company) setting forth the nature and extent of all insurance maintained by the Company and its Restricted Subsidiaries in accordance with this Section or any Collateral Documents (and which, in the case of a certificate of a broker, were placed through such broker).

     6.07  Payment of Obligations.  The Company shall, and shall cause each
           ----------------------
Restricted Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

          (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Restricted Subsidiary;

          (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and

          (c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

     6.08  Compliance with Laws.  The Company shall comply, and shall cause each
           --------------------
Restricted Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

     6.09  Compliance with ERISA.  The Company shall, and shall cause each of
           ---------------------
its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

     6.10  Inspection of Property and Books and Records.  The Company shall
           --------------------------------------------
maintain, and shall cause each Subsidiary to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided,
                                                                   --------
however, when an Event of Default exists the Agent or any Bank may do any of the
- -------
foregoing at the expense of the Company at any time during normal business hours and without advance notice.

     6.11  Environmental Laws.  (a)  The Company shall, and shall cause each
           ------------------
Restricted Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

          (b) Upon the written request of the Agent or any Bank, the Company shall submit and cause each of its Restricted Subsidiaries to submit, to the Agent with sufficient copies for each Bank, at the Company's sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to subsection 6.03(d), that could, individually or in the aggregate, result in liability in excess of $50,000,000.

     6.12  Use of Proceeds. The Company shall use the proceeds of the Loans for
           ---------------
working capital and other general corporate purposes not in contravention of any Requirement of Law or of any Loan Document.

     6.13  Further Assurances.  (a)  The Company shall ensure that all written
           ------------------
information, exhibits and reports furnished to the Agent or the Banks do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Banks and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgement or recordation thereof.

          (b) Promptly upon request by the Agent or the Majority Banks, the Company shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Banks, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Collateral Documents any of the properties, rights or interests covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Banks the rights granted or now or hereafter intended to be granted to the Collateral Agent, the Agent and the Banks under any Loan Document or under any other document executed in connection therewith.

     6.14  Survey.  On or before August 15, 1996 the Company shall provide to
           ------
Agent a current survey and surveyor's certification for the Austin Facility conforming to the Texas Professional Land Practices Act and the general rules of procedures and practices of the Texas Board of Professional Land Surveyors, as currently revised, for category (1) (a) condition II surveys. Thereafter, the Company shall promptly arrange, at the Company's sole expense, for any endorsements necessary for the Title Company to endorse over any exceptions to the title insurance policy issued the Collateral Agent and caused by the absence of such a survey. If the Title Company is unwilling or unable to issue such an endorsement, or if the above-described survey shall disclose any matters which are unsatisfactory to the Agent or the Majority Banks, in their reasonable discretion, then the Company shall take all steps necessary to correct such matters within a reasonable period of time (but in no event more than 45 days) after notice thereof from the Agent.


                                  ARTICLE VII

                              NEGATIVE COVENANTS
                              ------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

     7.01  Limitation on Liens.  The Company shall not, and shall not suffer or
           -------------------
permit any Restricted Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
  ---------------

          (a) any Lien existing on property of the Company or any Restricted Subsidiary on the Effective Date and set forth in Schedule 7.01 securing
                                                  -------------
Indebtedness outstanding on such date;

          (b)  any Lien created under any Loan Document;

          (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.07, provided that no notice of lien has been filed or
                           --------
recorded under the Code;

          (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

          (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (f)  Liens on the property of the Company or its Subsidiaries securing
(i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed;
- --------

          (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

          (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement, provided, however, that such Liens existed at the
                            --------  -------
time the respective corporations became Subsidiaries and were not created in anticipation thereof;

          (j) purchase money Liens on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any such Lien attaches to
                                     --------
such property concurrently with or within 120 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, and (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such property;

          (k) Liens securing Capital Lease Obligations in respect of the assets subject thereto;

          (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a
                        -------- ----
dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

          (m)  Liens shared on a pari passu basis with the Agent and the Banks
                                 ---- -----
securing the Indebtedness of the Company under the Senior Secured Notes or any Refinancing Debt; and

          (n)  Liens on capital stock or shares of the German Subsidiary.

     7.02  Disposition of Assets.  The Company shall not, and shall not suffer
           ---------------------
or permit any Restricted Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

          (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

          (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

          (c) any sale and leaseback transaction with respect to equipment so long as the equipment which is the subject of such transaction is acquired for the purpose of effecting such transaction and the sale and leaseback of such equipment occurs no later than 120 days following the original acquisition of such property; and

          (d) dispositions not otherwise permitted hereunder which are made for fair market value; provided, that (i) at the time of any disposition, no Event
                   --------
of Default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, and (iii) the aggregate value of all assets so sold by the Company and its Restricted Subsidiaries, together, shall not exceed 20% of Consolidated Tangible Net Worth measured as of the Effective Date.

          Notwithstanding subsection 7.02(d) above, the disposition of Receivables shall not be permitted, and, notwithstanding subsections 7.02(a) through 7.02(d) above, the disposition of Collateral shall not be permitted (i) except to the extent expressly permitted by the Senior Secured Note Documents in respect of partial sales of the Collateral only (and not the Collateral as an entirety) and in compliance with the terms of the Intercreditor Agreement and subsection 2.07(c) as to the application of the proceeds of any such disposition, and (ii) (A) any such partial disposition of Collateral may not individually exceed $2,000,000 in fair market value and together with any other such partial dispositions of Collateral in the preceding twelve month period does not exceed $10,000,000 in fair market value in the aggregate (any such fair market values to be established as of the time of consummation of any such disposition), (B) the Company shall receive consideration in respect of and concurrently with any such disposition at least equal to the fair market value of such Collateral, (C) the Company shall furnish to the Agent and the Banks such officer's certificate and other information required to be furnished by it to the indenture trustee for the holders of the Senior Secured Notes at the same time the foregoing is so furnished under the Senior Secured Note Documents, and (D) the Net Proceeds therefrom shall be paid directly by the purchaser to the Collateral Agent to be held by it as required pursuant to the terms of the Senior Secured Note Documents and the Collateral Documents.

     7.03  Consolidations and Mergers.  The Company shall not, and shall not
           --------------------------
suffer or permit any Restricted Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

          (a)  any Restricted Subsidiary may merge with the Company, provided
                                                                     --------
that the Company shall be the continuing or surviving corporation, or with any one or more Restricted Subsidiaries, provided that if any transaction shall be
                                     --------
between a Restricted Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation;

          (b) any Restricted Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary; and

          (c)  as permitted by Section 7.04.

     Notwithstanding subsections 7.03(a), (b) and (c) above, the Company shall not, and shall not suffer or permit any Restricted Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of, the German Subsidiary.

     7.04  Loans and Investments.  The Company shall not purchase or acquire,
           ---------------------
or suffer or permit any Restricted Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company (together, "Investments"), except for:
                                                   -----------

          (a)  Investments in Cash Equivalents;

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (c) extensions of credit by the Company to any of its Wholly-Owned Subsidiaries (other than the German Subsidiary) or by any of its Wholly-Owned Subsidiaries to another of its Wholly-Owned Subsidiaries (other than the German Subsidiary);

          (d) Investments incurred in order to consummate Acquisitions otherwise permitted herein, provided that (i) the book value of such Investments
                            --------
for the Company and its Restricted Subsidiaries on a consolidated basis, excluding value provided by the Company in the form of the Company's capital stock with regard to any single Acquisition shall not exceed at the time of such investment 10% of Consolidated Tangible Net Worth as calculated immediately prior to such Acquisition, (ii) such Acquisitions are of Persons or businesses in the Company's lines of business or provide vertical integration, (iii) such Acquisitions are undertaken in accordance with all applicable Requirements of Law, (iv) (x) if any Person or business so acquired (the "Acquiree") is subject
                                                          --------
to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act, the prior, effective written consent of the board of directors or equivalent governing body of the Acquiree is obtained and delivered to the Agent, or (y) if the Acquiree does not meet the qualifications set forth in subclause (x) of this clause (iv), the prior effective written consent of the board of directors or equivalent governing body and the percent of any and all classes or stock or other equity of such Acquiree the consent of which notwithstanding any provisions in the Organization Documents of the Acquiree to the contrary, is required by applicable statute to consummate the Acquisition, is obtained and delivered to the Agent, and (v) such Acquisition shall not result in any Default or Event or Default;

          (e) Investments in FASL not exceeding $50,000,000 as to all such Investments in the aggregate;

          (f) Investments in the German Subsidiary not exceeding $75,000,000 funded in fiscal 1996, $100,000,000 funded in fiscal 1997, $175,000,000 funded in fiscal 1998, $175,000,000 funded in fiscal 1999 and $175,000,000 funded in fiscal 2000 (in each case, minus the fair
                                                                  -----
market value of assets transferred or otherwise conveyed to the German Subsidiary by the Company or any Restricted Subsidiary) as to all such Investments in the aggregate in such year; provided that in no event shall the
                                           --------
aggregate amount of all such Investments made after the Effective Date exceed $400,000,000 minus the aggregate fair market value of assets transferred or
             -----
otherwise conveyed to the German Subsidiary by the Company or any Restricted Subsidiary after the Effective Date; and

          (g) other Investments not described above and that are not prohibited elsewhere in this Agreement, to the extent such Investments are not used for purposes of any Acquisition, do not involve FASL or the German Subsidiary and do not exceed at any one time the sum of (i) $100,000,000; (ii) 25% of the after-tax earnings net of after-tax losses of the Company, cumulative from the date of this Agreement, as determined at the time of Investment; and (iii) the aggregate net cash proceeds received by the Company from the issuance or sale of its capital stock subsequent to the date hereof other than to a Subsidiary reduced by the aggregate cash purchase price paid by the Company in the Company's repurchases of capital stock subsequent to the date hereof.

     7.05  Limitation on Indebtedness.  The Company shall not, and shall not
           --------------------------
suffer or permit any Restricted Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a)  Indebtedness incurred pursuant to this Agreement;


          (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 7.08;


          (c)  Indebtedness secured by Liens permitted by subsection 7.01(i),
(j) and (k);

          (d) Indebtedness of no more than $400,000,000 in aggregate principal amount under the Senior Secured Notes and any Indebtedness incurred by the Company in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease, purchase or refund, all or any part of the Senior Secured Notes (such Indebtedness, the "Refinancing Debt"), provided that:
                                                                  --------
(i) the principal amount of such Refinancing Debt, together with any remaining principal of the Senior Secured Notes, shall not in the aggregate exceed $400,000,000, (ii) the dates upon which principal and interest are due as set forth in the senior secured notes are not changed to earlier dates with respect to such Refinancing Debt; (iii) the redemption or prepayment provisions as set forth in the Senior Secured Note Documents are not altered; (iv) the provisions as set forth in the Senior Secured Note Documents relating to the disposition of

Collateral are not altered; and (v) the Collateral Agent and the indenture trustee for the holders of the Senior Secured Notes, or any replacement trustee in the case of any Refinancing Debt, as the case may be, shall have executed and delivered such agreements, documents or instruments as the agent or the Majority banks shall request in order to preserve, protect and maintain the perfection and priority of the Agent's and the Banks' Lien on the Collateral contemplated hereby and the rights and remedies of the Agent and the Banks under the Collateral Documents;

          (e) other unsecured Indebtedness of no more than $200,000,000 in aggregate principal amount; and

          (f) subject to the other provisions of this Agreement, Indebtedness existing as of the Effective Date and any refinancing, renewal or extension of such Indebtedness so long as the principal amount thereof is not increased (unless the incurrence of Indebtedness in excess of the existing principal amount as of the Effective Date is permitted by subsection 7.05(e)).

     7.06  Transactions with Affiliates.  The Company shall not, and shall not
           ----------------------------
suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms materially no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

     7.07  Use of Proceeds.  (a) The Company shall not, and shall not suffer or
           ---------------
permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

          (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of the Company or any Affiliate of the Company. The Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities; "Ineligible Securities" means securities which may not be
                        ---------------------
underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. (S) 24, Seventh).

          (c) The Company shall not, directly or indirectly, transfer any portion of the Loan proceeds to the German Subsidiary.

     7.08  Contingent Obligations.  The Company shall not, and shall not suffer
           ----------------------
or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations,except:

          (a) endorsements for collection or deposit in the ordinary course of business;

          (b)  Permitted Swap Obligations, provided that the Swap Termination
                                           --------
Values thereof do not at any time outstanding exceed $20,000,000 in the aggregate;

          (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Effective Date and listed in Schedule 7.08;
                                                -------------

          (d) Contingent Obligations of the Company of not more than $175,000,000 of Indebtedness of FASL;

          (e) Contingent Obligations of the Company with respect to the Indebtedness and Permitted Swap Obligations of its Restricted Subsidiaries of no more than $100,000,000 in the aggregate (minus the amount of any Contingent
                                         -----
Obligations listed on Schedule 7.08) at any time for all such Restricted
                      -------------
Subsidiaries combined; and

          (f) Contingent Obligations of the Company with respect to the obligations of the German Subsidiary of not more than $150,000,000 at any time in fiscal 1997, $250,000,000 at any time in fiscal 1998, $425,000,000 at any time in fiscal 1999 and $550,000,000 at any time in fiscal 2000.

     7.09  [Reserved]
            --------

     7.10  Restricted Payments.  The Company shall not, and shall not suffer or
           -------------------
permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock (other than dividends or other distributions by a Wholly-Owned Subsidiary to the Company), or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that the Company may, provided there exists both before and after giving effect thereto no Default or Event of Default:

          (a) declare and make dividend payments or other distributions payable solely in its common stock; and

          (b) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;

provided, however, that the foregoing restrictions shall not apply to any
- --------  -------
distribution to, or purchase, redemption or other acquisition from, (x) the Company by a Wholly-Owned Subsidiary, or (y) any Wholly-Owned Subsidiary by a Wholly-Owned Subsidiary of such Subsidiary.

     7.11 Senior Secured Notes. Except as otherwise expressly contemplated or
          --------------------
permitted under subsection 2.07(c) or subsection 7.05(d), the Company shall not, and shall not cause or permit any Subsidiary to, (a) prepay, redeem, defease (whether actually or in substance) or purchase in any manner (or deposit or set aside funds or securities for the purpose of any of the foregoing), or make any payment (other than for scheduled payments of interest due on the date of payment thereof, if such payment is permitted to be made pursuant to the terms of the Senior Secured Note Documents) in respect of, or defease or otherwise establish any sinking fund, reserve or like set aside of funds or other property for the redemption, retirement or repayment of, any of the Senior Secured Notes, or transfer any property in payment of or as security for the payment of any of the Senior Secured Notes; or (b) amend, modify or change in any manner the terms of the Senior Secured Note Documents, if any such amendment, modification or change (i) changes (to earlier dates) the dates upon which principal and interest are due thereon; (ii) alters the redemption or prepayment provisions thereof; or (iii) alters the provisions thereof relating to dispositions of Collateral.

     7.12  ERISA.  The Company shall not, and shall not suffer or permit any of
           -----
its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of the Company in an aggregate amount in excess of $25,000,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     7.13  Change in Business.  The Company shall not, and shall not suffer or
           ------------------
permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

     7.14  Accounting Changes.  The Company shall not, and shall not suffer or
           ------------------
permit any Restricted Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Restricted Subsidiary.

     7.15  Modified Quick Ratio.  The Company shall not as of the end of any
           --------------------
fiscal quarter suffer or permit its ratio (determined on a Consolidated basis) of (a) cash plus the value (valued in accordance with GAAP) of all Cash
            ----
Equivalents, other than Cash Equivalents subject to a Lien securing Indebtedness, plus net Receivables, plus Fujitsu Receivables, to (b)
              ----                  ----
Consolidated Current Liabilities, to be less than (i) 0.80 to 1.00 prior to fiscal year-end 1999 and (ii) 0.90 to 1.00 beginning at fiscal year-end 1999 and thereafter.

     7.16  Minimum Tangible Net Worth.  The Company shall not suffer or permit
           --------------------------
its Consolidated Tangible Net Worth as of the end of any fiscal quarter to be less than $1,900,000,000 plus (a) 75% of net income for the Company and its
                         ----
Restricted Subsidiaries computed from the first day of the Company's third fiscal quarter of 1996 through the end of such fiscal quarter for which the determination is being made, determined quarterly on a Consolidated basis and not reduced by any quarterly loss, plus (b) 100% of the Net Issuance Proceeds of
                                   ----
any sale of capital stock of the Company by or for the account of the Company occurring after the Effective Date, plus (c) any increase in stockholders'
                                    ----
equity resulting from the conversion of debt securities to equity securities after the Effective Date.

     7.17  Leverage Ratio.  The Company shall not as of the end of any fiscal
           --------------
quarter suffer or permit its Leverage Ratio to be greater than 0.85 to 1.00.

     7.18  Fixed Charge Coverage Ratio.  The Company shall not as of the end of
           ---------------------------
any fiscal quarter suffer or permit its Fixed Charge Coverage Ratio to be less than (a) 1.00 to 1.00 beginning on the Effective Date, (b) 1.75 to 1.00 beginning at the end of the second fiscal quarter of 1997, and (c) 2.50 to 1.00 beginning at the end of the fourth fiscal quarter of 1997 and thereafter.


                                 ARTICLE VIII

                               EVENTS OF DEFAULT
                               -----------------

     8.01  Event of Default.  Any of the following shall constitute an "Event
           ----------------                                             -----
of Default":
- ----------

          (a)  Non-Payment.  The Company fails to make, (i) when and as
               -----------
required to be made herein, payments of any amount of principal of any Loan, or
(ii) within three days after the same becomes due, payment of any interest, fee or any other amount payable hereunder or under any other Loan Document; or

          (b)  Representation or Warranty.  Any representation or warranty by
               --------------------------
the Company made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this

Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

          (c)  Specific Defaults.  The Company fails to perform or observe any
               -----------------
term, covenant or agreement contained in any of Sections 6.01, 6.02, 6.03, 6.04, 6.08, 6.09, 6.12, 6.13 or 6.14 or in Article VII; or

          (d)  Other Defaults.  The Company fails to perform or observe any
               --------------
other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or any "Event of Default" shall occur under any Collateral Document; or

          (e)  Cross-Default.  The Company or any Restricted Subsidiary (i)
               -------------
fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Restricted Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Restricted Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Restricted Subsidiary as a result thereof is greater than $10,000,000 and the Company or such Restricted Subsidiary fails to pay such Swap Termination Value when due; or (iv) there shall occur any Deposit Event under (and as defined in) the CIBC

Guaranty or any other event shall occur or condition exist under the CIBC Guaranty or either of the CIBC Leases as a result of which any amount becomes payable under the CIBC Guaranty; or (v) any "Event of Default" under the Senior Secured Note Documents shall occur or any mandatory redemption or prepayment of all or a portion of the Senior Secured Notes shall be required for any reason (other than in connection with a prepayment or redemption due to a Prepayment Event, so long as the required prepayment of the Loans has been made pursuant to subsection 2.07(c)); or

          (f)  Insolvency; Voluntary Proceedings.  The Company or any Restricted
               ---------------------------------
Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

          (g)  Involuntary Proceedings.  (i) Any involuntary Insolvency
               -----------------------
Proceeding is commenced or filed against the Company or any Restricted Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Restricted Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Restricted Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S.
law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Restricted Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

          (h)  ERISA.  (i) An ERISA Event shall occur with respect to a Pension
               -----
Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of 5% of Consolidated Tangible Net Worth; or (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds 5% of Consolidated Tangible Net Worth; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of 5% of Consolidated Tangible Net Worth; or

          (i)  Monetary Judgments.  One or more non-interlocutory judgments,
               ------------------
non-interlocutory orders, decrees or arbitration awards is entered against the Company or any Restricted Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $50,000,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 30 days after the entry thereof; or

          (j)  Non-Monetary Judgments.  Any non-monetary judgment, order or
               ----------------------
decree is entered against the Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (k)  Change of Control.  There occurs any Change of Control; or
               -----------------

          (l)  Loss of Licenses.  Any Governmental Authority revokes or fails to
               ----------------
renew any material license, permit or franchise of the Company or any Restricted Subsidiary, or the Company or any Restricted Subsidiary for any reason loses any material license, permit or franchise, or the Company or any Restricted Subsidiary suffers the imposition of any restraining order, escrow, suspension or impound of funds in connection with any proceeding (judicial or administrative) with respect to any material license, permit or franchise; or

          (m)  Adverse Change.  There occurs a Material Adverse Effect; or
               --------------

          (n)  Collateral.
               ----------

               (i) any provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against the Company or the Company shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

              (ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid Lien on the Collateral purported to be covered thereby or such Lien shall for any reason cease to be a perfected and first priority Lien subject only to Permitted Liens.

     8.02  Remedies.  If any Event of Default occurs, the Agent shall, at the
           --------
request of, or may, with the consent of, the Majority Banks,

          (a) declare the obligation of each Bank to make any Loans hereunder to be terminated, whereupon such obligation and such Bank's Commitment shall be terminated;

          (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

          (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
- --------  -------
(f) or (g) of Section 8.01 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank.

     8.03  Rights Not Exclusive.  The rights provided for in this Agreement and
           --------------------
the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

     8.04  Certain Financial Covenant Defaults.  In the event that, after
           -----------------------------------
taking into account any extraordinary charge to earnings taken or to be taken as of the end of any fiscal period of the Company (a "Charge"), and if solely by
                                                   ------
virtue of such Charge, there would exist an Event of Default due to the breach of any of Sections 7.15 through 7.18 as of such fiscal period end date, such Event of Default shall be deemed to arise upon the earlier of (a) the date after such fiscal period end date on which the Company announces publicly it will take, is taking or has taken such Charge (including an announcement in the form of a statement in a report filed with the SEC) or, if such announcement is made prior to such fiscal period end date, the date that is such fiscal period end date, and (b) the date the Company delivers to the Agent its audited annual or unaudited quarterly financial statements in respect of such fiscal period reflecting such Charge as taken.


                                  ARTICLE IX

                                   THE AGENT
                                   ---------

     9.01  Appointment and Authorization; "Agent".  Each Bank hereby irrevocably
           --------------------------------------
(subject to Section 9.09) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     9.02  Delegation of Duties.  The Agent may execute any of its duties under
           --------------------
this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     9.03  Liability of Agent.  None of the Agent-Related Persons shall (i) be
           ------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

     9.04  Reliance by Agent.  (a)  The Agent shall be entitled to rely, and
           -----------------
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

          (b) For purposes of determining compliance with the conditions specified in Sections 4.01 and 4.02, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter sent (or made available) by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless the Agent shall have received written notice from such Bank prior to the Effective Date or the Loan Availability Date, as applicable, specifying its objection thereto and such objection shall not have been withdrawn by notice to the Agent to that effect on or prior to the Effective Date or Loan Availability Date, as applicable.

     9.05  Notice of Default.  The Agent shall not be deemed to have knowledge
           -----------------
or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with Article VIII; provided, however, that unless and until the Agent has received any such
      --------  -------
request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

     9.06  Credit Decision.  Each Bank acknowledges that none of the
           ---------------
Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, the value of and title to any Collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

     9.07  Indemnification of Agent.  Whether or not the transactions
           ------------------------
contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), in accordance with the Banks' Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the
                         --------  -------
payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all

Obligations hereunder and the resignation or replacement of the Agent.

     9.08  Agent in Individual Capacity.  BofA and its Affiliates may make
           ----------------------------
loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

     9.09  Successor Agent.  The Agent may, and at the request of the Majority
           ---------------
Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

     9.10  Withholding Tax.  (a)  If any Bank is a "foreign corporation,
           ---------------
partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

               (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest or fees in the first calendar year and before the payment of any interest or fees in each third succeeding calendar year during which interest or fees may be paid under this Agreement;

               (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest or fees is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest or fees may be paid under this Agreement; and

              (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

          Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

          (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

          (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     9.11  Collateral Matters.  (a)  The Agent is authorized on behalf of all
           ------------------
the Banks, without the necessity of any notice to or further consent from the Banks, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the Liens on the Collateral granted pursuant to the Collateral Documents or protect and preserve the Agent's ability to enforce the Liens or realize upon the Collateral.

          (b) The Banks irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent or the Collateral Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder or under any Collateral Document; (iii) constituting property in which the Company or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to the Company or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Company or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; (vi) if approved, authorized or ratified in writing by the Majority Banks or all the Banks, as the case may be, as provided in subsection 10.01(f); or (vii) constituting the property described in the Mortgage with respect to that portion of the Austin Facility which pursuant to the terms of the Mortgage is to be released from the Lien of such Mortgage following certain re-mapping and subdivision of the Austin Facility. Upon request by the Agent at any time, the Banks will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this subsection 9.11(b), provided that the absence of any such
                    --------
confirmation for whatever reason shall not affect the Agent's rights under this
Section 9.11.

          (c) Each of the Banks authorizes the Agent to execute and deliver, and act in accordance with the terms of, the Intercreditor Agreement. With the consent of the Majority Banks, the Agent may (i) take any action under the Intercreditor Agreement, (ii) provide any instructions, directions, consents or certificates to the Collateral Agent (as defined in the Intercreditor Agreement) under the Intercreditor Agreement, or (iii) consent to any amendments of or modifications to the Intercreditor Agreement; provided, however, that the Agent
                                              --------  -------
shall not instruct or direct the Collateral Agent to release the Liens on the Collateral except as otherwise expressly permitted by Section 9.11(b) of this Agreement. Upon the request of the Agent at any time, the Banks shall confirm in writing the Agent's authority to act under the Intercreditor Agreement pursuant to this subsection 9.11(c); provided, however, that the absence of any
                                     --------  -------
such confirmation for whatever reason shall not affect the Agent's rights under this Section 9.11.

          (d) In the event of an Insolvency Proceeding involving the Company or the Collateral, each of the Banks agrees that (i) it shall not take any action in such Insolvency Proceeding that is inconsistent with the terms of the Intercreditor Agreement, and (ii) it shall vote its claims in such Insolvency Proceeding in such a way that is consistent with the terms of the Intercreditor Agreement. Each of the Agent and the Banks agrees that (A) the indenture trustee for the holders of the Senior Secured Notes shall be a beneficiary of this Section 9.11(d), (B) such trustee may enforce this Section 9.11(d) against the Agent and the Banks, and (C) the terms of this Section 9.11(d) shall not be amended or modified without the consent of such trustee.

          (e) Each Bank agrees with and in favor of each other (which agreement shall not be for the benefit of the Company or any Subsidiary) that the Company's obligation to such Bank under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Bank other than the real property described in the Mortgage.

     9.12  Documentation Agent; Syndication Agent.  None of the Banks identified
           --------------------------------------
on the facing page or signature pages of this Agreement or otherwise in this Agreement as Syndication Agent or Documentation Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a Syndication Agent or Documentation Agent shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     10.01  Amendments and Waivers.  No amendment or waiver of any provision of
            ----------------------
this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall,
       --------  -------
unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

          (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 8.02);

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

          (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

          (e) amend this Section, or Section 2.14, or any provision herein providing for consent or other action by all Banks; or

          (f) release all or substantially all of the Collateral except as otherwise may be provided in the Collateral Document or except where the consent of the Majority Banks only is specifically provided for;

and, provided further, that (i) no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, (ii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto, and (iii) Section 9.11(d) shall not be amended or modified without the prior written consent of the indenture trustee for the holders of the Senior Secured Notes.

     10.02  Notices.  (a)  All notices, requests, consents, approvals, waivers
            -------
and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any
                                                         --------
matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on
Schedule 10.02, and (ii) shall be followed promptly by delivery of a hard copy
- --------------
original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 10.02; or, as directed to the Company
                                --------------
or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II or IX to the Agent shall not be effective until actually received by the Agent.

          (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

     10.03  No Waiver; Cumulative Remedies.  No failure to exercise and no delay
            ------------------------------
in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     10.04  Costs and Expenses.  The Company shall:
            ------------------

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent) within five Business Days after demand (subject to subsections 4.01(d) and 4.02(d)) for all costs and expenses incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent) with respect thereto; and

          (b) pay or reimburse the Agent, the Arranger and each Bank within five Business Days after demand (subject to subsections 4.01(d) and 4.02(d)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding); and

          (c) pay or reimburse BofA (including in its capacity as Agent) within five Business Days after demand (subject to subsections 4.01(d) and 4.02(d)) for all appraisal (including the allocated cost of internal appraisal services), valuation, audit, environmental inspection and review (including the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by BofA (including in its capacity as Agent) in connection with the matters referred to under subsections (a) and (b) of this Section.

     10.05  Company Indemnification.  (a)  Whether or not the transactions
            -----------------------
contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
 ------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities");
                                               -----------------------
provided, that the Company shall have no
- --------
obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

          (b) (i) The Company shall indemnify, defend and hold harmless each Indemnified Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs and the allocated cost of internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any property subject to a Mortgage in favor of the Agent or any Bank. No action taken by legal counsel chosen by the Agent or any Bank in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action shall vitiate or any way impair the Company's obligation and duty hereunder to indemnify and hold harmless the Agent and each Bank.

              (ii) In no event shall any site visit, observation, or testing by the Agent or any Bank (or any contractee of the Agent or any Bank) be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under, the site, or that there has been or shall be compliance with any Environmental Law. Neither the Company nor any other Person is entitled to rely on any site visit, observation, or testing by the Agent or any Bank. Neither the Agent nor any Bank owes any duty of care to protect the Company or any other Person against, or to inform the Company or any other party of, any Hazardous Materials or any other adverse condition affecting any site or property. Neither the Agent nor any Bank shall be obligated to disclose to the Company or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by the Agent or any Bank.

          (c)  Survival; Defense.  The obligations in this Section 10.05 shall
               -----------------
survive payment of all other Obligations. At the election of any Indemnified Person, the Company shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Company. All amounts owing under this Section
10.05 shall be paid within 30 days after demand.

     10.06  Marshalling; Payments Set Aside.  Neither the Agent nor the Banks
            -------------------------------
shall be under any obligation to marshall any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

     10.07  Successors and Assigns.  The provisions of this Agreement shall be
            ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

     10.08  Assignments, Participations, Etc.  (a) Any Bank may, with the
            --------------------------------
written consent of the Company and the Agent (which in each case shall not be unreasonably withheld), at any time assign and delegate to one or more Eligible Assignees (each an "Assignee") all, or any ratable part of all, of the Loans,
                    --------
the Commitment and the other rights and obligations of such Bank hereunder; provided, however, that (i) no written consent of the Company shall be required
- --------  -------
during the existence of a Default or an Event of Default; (ii) no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is another Bank or an Affiliate of such Bank; and (iii) any such assignment to an Eligible Assignee that is not a Bank hereunder shall be equal to or greater than $5,000,000; and provided further, however, that the Company and the Agent may
                -------- -------  -------
continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (A) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance Agreement substantially in the form of Exhibit E (an "Assignment and
                                       ---------      --------------
Acceptance") together with any Note or Notes subject to such assignment; (B) a
- ----------
written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, in substantially the form of the Notice of Assignment attached as Schedule 1 to the Assignment and
                                        ----------
Acceptance, shall have been given to the Company and the Agent by such Bank and the Assignee; and (C) the assignor Bank or Assignee shall have paid to the Agent a processing fee in the amount of $3,500.

          (b) From and after the date that the Agent notifies the assignor Bank that the Agent has received (and, if required, provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom, and (iii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents; provided, however, that the assignor Bank shall not relinquish its rights under
- --------  -------
Article III or under Sections 10.04 and 10.05 to the extent such rights relate to the time prior to the effective date of the Assignment and Acceptance. The Commitment allocated to each Assignee shall reduce the Commitment of the assigning Bank pro tanto.
               --- -----

          (c) Within five Business Days after the Company's receipt of notice from the Agent that it has received (and, if necessary, consented to) an executed Assignment and Acceptance and payment of the processing fee (and provided that the Company consents to such assignment in accordance with
- --------
subsection 10.08(a)), the Company shall execute and deliver to the Agent any new Notes requested by such Assignee evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes as requested by the assignor Bank evidencing the Loans and Commitment retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank, if any).

          (d) Any Bank may at any time sell to one or more Eligible Assignees (a "Participant") participating interests in any Loans, the Commitment of that
    -----------
Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating
                                --------  -------
Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and
(iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 10.01. In the case of any such
                    ----- -------
participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

     10.09  Confidentiality.  Each Bank agrees to take and to cause its
            ---------------
Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may disclose such
                           --------  -------
information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors, legal counsel and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (H) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (I) to its Affiliates. Notwithstanding the foregoing, provided that, (X) with respect to (B) and (D) above, unless such
           -------- ----
notice is prohibited by applicable law, regulation or court process, the Company shall be provided advance notice of the Bank's intention to disclose, although failure to provide such notice shall not restrict such Bank's right to disclose such information; and (Y), in the case of assignments, (1) the Company is notified as to the identity of each Assignee, except upon the occurrence of an Event of Default, in which case notification shall be unnecessary, (2) the Company authorizes each Bank to disclose to any Participant or Assignee (each, a "Transferee") any such information in such Bank's possession concerning the
 ----------
Company or its Subsidiaries which has been delivered to Agent or the Banks pursuant to this Agreement or which has been delivered to the Agent or the Banks by the Company in connection with the Banks' credit evaluation of the Company prior to entering into this Agreement, and (3) unless otherwise agreed by the Company, such Transferee agrees in writing to such Bank to keep such information confidential to the same extent required of the Banks hereunder.

     10.10  Set-off.  In addition to any rights and remedies of the Banks
            -------
provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not
           --------  -------
affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO BANK SHALL EXERCISE, OR ATTEMPT TO EXERCISE, ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE, AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY HELD OR MAINTAINED BY THE BANK WITHOUT THE PRIOR WRITTEN CONSENT OF THE MAJORITY BANKS.

     10.11  Automatic Debits of Fees.  With respect to any commitment fee,
            ------------------------
arrangement fee, or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent, BofA or the Arranger under the Loan Documents, the Company hereby irrevocably authorizes BofA to debit any deposit account of the Company with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

     10.12  Notification of Addresses, Lending Offices, Etc.  Each Bank shall
            -----------------------------------------------
notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     10.13  Counterparts.  This Agreement may be executed in any number of
            ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     10.14  Severability.  The illegality or unenforceability of any provision
            ------------
of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.15  No Third Parties Benefited.  This Agreement is made and entered into
            --------------------------
for the sole protection and legal benefit of the Company, the Banks, the Agent, the Indemnified Persons and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents, except as provided in Section 9.11(d).

     10.16  Governing Law and Jurisdiction.  (a)  THIS AGREEMENT AND THE NOTES
            ------------------------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER
                           --------------------
HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     10.17  Waiver of Jury Trial.  THE COMPANY, THE BANKS AND THE AGENT EACH
            --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     10.18  Entire Agreement.  This Agreement, together with the other Loan
            ----------------
Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                   THE COMPANY
                                   -----------

                                   ADVANCED MICRO DEVICES, INC.


                                       /s/ Marvin Burkett,
                                   By: --------------------------------

                                          Senior Vice President and Chief
                                          Financial
                                   Title: -----------------------------
                                          and Administrative Officer, and
                                          Treasurer


                                   THE AGENT
                                   ---------


                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as
                                   Administrative Agent

                                   By: ________________________________

                                   Title: _____________________________


                                   THE SYNDICATION AGENT
                                   ---------------------

                                   ABN AMRO BANK N.V., as Syndication Agent

                                   By: ABN AMRO NORTH AMERICA, INC., its agent

                                   By: ________________________________

                                   Title: _____________________________


                                   By: ________________________________

                                   Title: _____________________________


                                   THE DOCUMENTATION AGENT
                                   -----------------------

                                   CANADIAN IMPERIAL BANK OF COMMERCE, as
                                   Documentation Agent

                                   By: ________________________________

                                   Title: _____________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                   THE COMPANY
                                   -----------

                                   ADVANCED MICRO DEVICES, INC.


                                   By: ________________________________

                                   Title: _____________________________


                                   THE AGENT
                                   ---------


                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as
                                   Administrative Agent

                                       /s/ Wendy M Young
                                   By: --------------------------------

                                               Vice President
                                   Title: -----------------------------


                                   THE SYNDICATION AGENT
                                   ---------------------

                                   ABN AMRO BANK N.V., as Syndication Agent

                                   By: ABN AMRO NORTH AMERICA, INC., its agent

                                   By: ________________________________

                                   Title: _____________________________


                                   By: ________________________________

                                   Title: _____________________________


                                   THE DOCUMENTATION AGENT
                                   -----------------------

                                   CANADIAN IMPERIAL BANK OF COMMERCE, as
                                   Documentation Agent

                                   By: ________________________________

                                   Title: _____________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                   THE COMPANY
                                   -----------

                                   ADVANCED MICRO DEVICES, INC.


                                   By: ________________________________

                                   Title: _____________________________


                                   THE AGENT
                                   ---------


                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as
                                   Administrative Agent

                                   By: ________________________________

                                   Title: _____________________________


                                   THE SYNDICATION AGENT
                                   ---------------------

                                   ABN AMRO BANK N.V., as Syndication Agent

                                   By: ABN AMRO NORTH AMERICA, INC., its agent

                                       /s/ Inga C. Lapsins
                                   By: --------------------------------

                                                  Officer
                                   Title: -----------------------------

                                         [SIGNATURE NOT LEGIBLE]
                                   By: --------------------------------

                                          Senior Vice President + Managing
                                          Director
                                   Title: -----------------------------


                                   THE DOCUMENTATION AGENT
                                   -----------------------

                                   CANADIAN IMPERIAL BANK OF COMMERCE, as
                                   Documentation Agent

                                   By: ________________________________

                                   Title: _____________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California, by their proper and duly authorized officers as of the day and year first above written.

                                   THE COMPANY
                                   -----------

                                   ADVANCED MICRO DEVICES, INC.


                                   By: ________________________________

                                   Title: _____________________________


                                   THE AGENT
                                   ---------


                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as
                                   Administrative Agent

                                   By: ________________________________

                                   Title: _____________________________


                                   THE SYNDICATION AGENT
                                   ---------------------

                                   ABN AMRO BANK N.V., as Syndication Agent

                                   By: ABN AMRO NORTH AMERICA, INC., its agent

                                   By: ________________________________

                                   Title: _____________________________


                                   By: ________________________________

                                   Title: _____________________________


                                   THE DOCUMENTATION AGENT
                                   -----------------------

                                   CANADIAN IMPERIAL BANK OF COMMERCE, as
                                   Documentation Agent

                                       /s/ Tom R. Wagner
                                   By: --------------------------------

                                           Vice President
                                   Title: -----------------------------

                                   THE BANKS
                                   ---------

                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as a Bank

                                       /s/ Kevin McMahon
                                   By: ---------------------------

                                           Vice President
                                   Title: ------------------------


                                   ABN AMRO BANK N.V., as a Bank

                                   By: ABN AMRO NORTH AMERICA, INC., its agent


                                   By: ___________________________

                                   Title: ________________________


                                   By: ___________________________

                                   Title: ________________________


                                   CANADIAN IMPERIAL BANK OF COMMERCE, as a Bank


                                   By: ___________________________

                                   Title: ________________________

                                   THE BANKS
                                   ---------

                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as a Bank

                                   By: ________________________________

                                   Title: _____________________________


                                   ABN AMRO BANK N.V., as a Bank

                                   By: ABN AMRO NORTH AMERICA, INC., its agent


                                       /s/ Inga c. Lapsins
                                   By: --------------------------------

                                                  Officer
                                   Title: -----------------------------

                                         [SIGNATURE NOT LEGIBLE]
                                   By: --------------------------------

                                          Senior Vice President +
                                          Managing Director
                                   Title: -----------------------------



                                   CANADIAN IMPERIAL BANK OF COMMERCE, as a Bank


                                   By: ________________________________

                                   Title: _____________________________

                                   THE BANKS
                                   ---------

                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, as a Bank

                                   By: _______________________________

                                   Title: ____________________________


                                   ABN AMRO BANK N.V., as a Bank

                                   By: ABN AMRO NORTH AMERICA, INC., its agent


                                   By: _______________________________

                                   Title: ____________________________

                                   By: _______________________________

                                   Title: ____________________________



                                   CANADIAN IMPERIAL BANK OF COMMERCE, as a Bank

                                       /s/ Tom R. Wagner
                                   By: -------------------------------

                                           Vice President
                                   Title: ---------------------------------

                                 SCHEDULE 2.01
                                 -------------


                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------

                               Revolving         Term          Pro Rata
     Bank                     Commitment      Commitment         Share
     ----                     ----------      ----------       --------
BANK OF AMERICA
NATIONAL TRUST AND
SAVINGS ASSOCIATION          $ 56,250,000    $ 93,750,000        37.50%

ABN AMRO BANK N.V.           $ 46,875,000    $ 78,125,000        31.25%

CANADIAN IMPERIAL BANK
OF COMMERCE                  $ 46,875,000    $ 78,125,000        31.25%

                            -------------   -------------        ------
 TOTAL                       $150,000,000    $250,000,000          100%

                                 SCHEDULE 10.02
                                 --------------


                     OFFSHORE AND DOMESTIC LENDING OFFICES,
                     --------------------------------------
                             ADDRESSES FOR NOTICES
                             ---------------------


ADVANCED MICRO DEVICES, INC.
- ----------------------------

Advanced Micro Devices, Inc.
One AMD Place
P.O. Box 3453
Sunnyvale, California  94088
Attention: Marvin Burkett,
           Senior Vice President,
           Chief Financial and Administrative Officer and Treasurer
           Telephone:  (408) 749-2818
           Facsimile:  (408) 749-3945

BANK OF AMERICA NATIONAL TRUST
- ------------------------------
AND SAVINGS ASSOCIATION,
- -----------------------
  as Agent

Borrowing notices, Notices of
Conversion/Continuation and Payments:

Bank of America National Trust
and Savings Association
Agency Management Services #5596
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention: Wendy Young, Vice President
           Telephone: (415) 436-3420
           Facsimile: (415) 436-2700

All other notices:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION
Credit Products-High Technology-SF #3697
555 California Street, 41st Floor
San Francisco, California 94104
Attention: Kevin McMahon, Vice President
           Telephone: (415) 622-8088
           Facsimile: (415) 622-2514

AGENT'S PAYMENT OFFICE:
- ----------------------

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION
ABA No. 1210-0035-8
1850 Gateway Boulevard, Fourth Floor
Concord, California  94520
Account No.:  12331-14132
Reference:  Advanced Micro Devices
Attention:  Agency Administrative Services #5596

BANK OF AMERICA NATIONAL TRUST
- ------------------------------
AND SAVINGS ASSOCIATION,
- -----------------------
  as a Bank

Domestic and Offshore Lending Office
(Borrowing notices, Notices of
Conversion/Continuation, and Payments):

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION
1850 Gateway Boulevard, Fourth Floor
Concord, California 94520
Attention: Acaria Almeida, Sr. Auth. Officer
           Telephone: (510) 675-7352
           Facsimile: (510) 675-7531

All other notices:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION
Credit Products-High Technology-SF #3697
555 California Street, 41st Floor
San Francisco, CA 94104
Attention: Kevin McMahon, Vice President
           Telephone: (415) 622-8088
           Facsimile: (415) 622-2514

ABN AMRO BANK N.V.
- ------------------

Domestic and Offshore Lending Office(s)
(Borrowing notices, Notices of
Conversion/Continuation, and Payments):

ABN AMRO BANK N.V.
101 California Street, Suite 4550
San Francisco, CA 94111
Attention: Gloria Lee
           Telephone: (415) 984-3720
           Facsimile: (415) 362-3524

All other notices:

ABN AMRO BANK N.V.
101 California Street, Suite 4550
San Francisco, CA  94111
Attention: Inga Lapsins, Officer
           Telephone: (415) 984-3734
           Facsimile: (415) 362-3524

CANADIAN IMPERIAL BANK OF COMMERCE
- ----------------------------------

Domestic and Offshore Lending Office(s)
(Borrowing notices, Notices of
Conversion/Continuation, and Payments):

CANADIAN IMPERIAL BANK OF COMMERCE
2727 Paces Ferry Road, Suite 1200
Atlanta, GA 30339
Attention: Clare Coyne
           Telephone: (770) 319-4950
           Facsimile: (770) 319-4836

All other notices:

CANADIAN IMPERIAL BANK OF COMMERCE
One Post Street, Suite 3550
San Francisco, CA 94104
Attention: Tom R. Wagner
           Telephone: (415) 399-5744
           Facsimile: (415) 399-5761

                                   EXHIBIT A

                          FORM OF NOTICE OF BORROWING
                          ---------------------------


Date:  ______________


Bank of America National Trust
 and Savings Association,
 as Agent
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attention: Agency Management
           Services #5596

Ladies and Gentlemen:

     The undersigned, Advanced Micro Devices, Inc. (the "Company"), refers to
                                                         -------
the Credit Agreement, dated as of July 19, 1996 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among the Company, the
                                    ----------------
several financial institutions from time to time party thereto (the "Banks") and
                                                                     -----
Bank of America National Trust and Savings Association, as Agent (the "Agent"),
                                                                       -----
the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.03 of the Credit Agreement, of the Borrowing specified below:

          1.  The Business Day of the proposed Borrowing is _______________.

          2. The Borrowing is in respect of $________ of [Term Loans [and $______ of Revolving Loans]] [Revolving Loans].

          3. The aggregate amount of the proposed Borrowing is $_____________________.

          4. The Borrowing is to be comprised of $___________ of [Base Rate Loans] [Offshore Rate Loans].

          [5. The duration of the Interest Period for the [Offshore Rate Loans] included in the Borrowing shall be [_____] months.]

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Company contained in
     Article V of the Credit Agreement are true and correct as though made on and as of such date, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such date, and except that this notice shall be deemed instead to refer to the last day of the most recent fiscal year and the last day of the most recent fiscal quarter for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.11(a) of the Credit Agreement;

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing;

          (c) there has occurred since June 30, 1996 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

          (d) the Moody's Rating as of the date hereof is ___, and the S&P Adjusted Rating as of the date hereof is ___.



                                       ADVANCED MICRO DEVICES, INC.


                                       By:  _______________________________

                                       Title: _____________________________

                                   EXHIBIT B

                   FORM OF NOTICE OF CONVERSION/CONTINUATION
                   -----------------------------------------


Date:  _______________

Bank of America National Trust
 and Savings Association, as Agent
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attention: Agency Management
           Services #5596

Ladies and Gentlemen:

     The undersigned, Advanced Micro Devices, Inc. (the "Company"), refers to
                                                         -------
the Credit Agreement, dated as of July 19, 1996 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among the Company, the
                                    ----------------
several financial institutions from time to time party thereto (the "Banks") and
                                                                     -----
Bank of America National Trust and Savings Association, as Agent (the "Agent"),
                                                                       -----
the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 2.04 of the Credit Agreement, of the [conversion] [continuation] of Loans specified below:

          1.   The Conversion/Continuation Date is ______________.

          2. The aggregate amount of the Loans to be [converted] [continued] is $_______________.

          3. The Loans are to be [converted into] [continued as] [Offshore Rate Loans] [Base Rate Loans].

          [4. The duration of the Interest Period for the [Offshore Rate Loans] included in the [conversion] [continuation] shall be [____] months.]

     The undersigned hereby certifies that the Moody's Rating as of the date hereof is ___, and the S&P Adjusted Rating as of the date hereof is ___ .


                                    ADVANCED MICRO DEVICES, INC.


                                    By:  _________________________

                                    Title: _______________________

                                   EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------


                          ADVANCED MICRO DEVICES, INC.

                   FINANCIAL STATEMENTS DATE:  ______________


     Reference is made to that certain Credit Agreement dated as of July 19, 1996 (as extended, renewed, amended or restated from time to time, the "Credit
                                                                        ------
Agreement"), among Advanced Micro Devices, Inc. (the "Company"), the several
- ---------                                             -------
financial institutions from time to time party thereto (the "Banks") and Bank of
                                                             -----
America National Trust and Savings Association, as Agent (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein have
 -----
the respective meanings assigned to them in the Credit Agreement.

     The undersigned Responsible Officer of the Company hereby certifies as of the date hereof that he/she is the [_______________] of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

[USE THE FOLLOWING PARAGRAPH IF THIS CERTIFICATE IS DELIVERED IN CONNECTION WITH THE FINANCIAL STATEMENTS REQUIRED BY SUBSECTION 6.01(A) OF THE CREDIT AGREEMENT.]

     1. Attached hereto are true and correct copies of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of the fiscal year ended _______________ and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by the opinion of the Independent Auditor, which opinion (a) states that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (b) is not qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records. Also attached hereto are true and correct copies of the unaudited consolidating balance sheets of the Company and its Subsidiaries as at the end of such year and the related consolidating statements of income, shareholders' equity and cash flows for such year, which were developed and used in connection with the preparation of the financial statements referred to above.

                                      OR

[USE THE FOLLOWING PARAGRAPH IF THIS CERTIFICATE IS DELIVERED IN CONNECTION WITH THE FINANCIAL STATEMENTS REQUIRED BY SUBSECTION 6.01(B) OF THE CREDIT AGREEMENT.]

     1. Attached hereto are true and correct copies of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of the fiscal quarter ended _________ and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, which are complete and accurate in all material respects and fairly present, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position, the results of operations and the cash flows of the Company and the Subsidiaries. Also attached hereto are copies of the unaudited consolidating balance sheets of the Company and its Subsidiaries as at the end of such quarter and the related consolidating statements of income, shareholders' equity and cash flows for such quarter, which were developed and used in connection with the preparation of the financial statements referred to above.

     2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. The Company and its Subsidiaries, during such period, have observed, performed or satisfied all of the covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Company and its Subsidiaries, and the undersigned has no knowledge of any Default or Event of Default.

     4. The representations and warranties of the Company contained in Article V of the Credit Agreement are true and correct as though made on and as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they shall be true and correct as of such date; and except that this notice shall be deemed instead to refer to the last day of the most recent fiscal year and the last day of the most recent fiscal quarter for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.11(a) of the Credit Agreement).

     5.  The financial covenant analyses and information set forth on Schedule 1
                                                                      ----------
attached hereto are true and accurate on and as of the date of this Certificate.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as the ____________ of the Company as of ______________.


                                        ADVANCED MICRO DEVICES, INC.


                                        By: ____________________________________

                                        Title: _________________________________

                                   SCHEDULE 1
                         to the Compliance Certificate

Dated _______________ / For the fiscal [quarter][year] ended ___________.


1.   Modified Quick Ratio (Section 7.15)
     --------------------

     a.   The sum of:

          i)    cash                                  __________

          ii)   Cash Equivalents (other
                than those subject to a
                Lien securing Indebtedness)
                                                      __________

          iii)  Net Receivables                       __________

          iv)   Fujitsu Receivables                   __________

          Total:                                                      __________

     b.   The sum of all Consolidated Current
          Liabilities (including all outstanding
          Revolving Loans and the curent portion
          of all Term Loans, and principal amounts
          payable within 12 months under the CIBC
          Leases):                                                    __________

     c.   Required Ratio of 1(a) to 1(b):

          (i)  0.80 to 1.00 (minimum) prior to
          fiscal year-end 1999; and (ii) 0.90
          to 1.00 (minimum) at fiscal
          year-end 1999 and thereafter.

     d.   Actual Ratio of 1(a) to 1(b):                               __________

2.   Minimum Tangible Net Worth (Section 7.16)
     --------------------------

     a.   The sum of:

          i)    $1,900,000,000                        $1,900,000,000

          ii)   75% of net income (without sub-
                tracting losses) earned in each
                fiscal quarter, commencing with
                the third fiscal quarter of 1996      __________

          iii)  100% of Net issuance Proceeds from
                any equity securities issued in each
                fiscal quarter occurring after
                the Effective Date                    ____________

          iv)    100% of any increase in stockholders'
                 equity resulting from the
                 conversion of debt securities to
                 equity securities, occurring after
                 the Effective Date                     ____________

          Total:                                                    ____________

     b.   Actual Consolidated Tangible Net Worth:

          Total assets                                  ____________

          Less:  goodwill, licensing agreements,
          ----
                 patents, trademarks, trade names,
                 organization expense, treasury stock,
                 unamortized debt discount and premium,
                 deferred charges and other like
                 intangibles                            ____________

          Less:  total liabilities (including accrued
          ----
                 and deferred income taxes)             ____________

          Consolidated Tangible Net Worth:              ____________

     c.   Difference between 2(a) and 2 (b):            ____________

3.   Leverage Ratio  (Section 7.17)
     --------------

     a.  Total Consolidated liabilities (including the
         obligations under the CIBC Leases and all
         Guaranty Obligations)                                      ____________

     b.  Consolidated Tangible Net Worth (from 2(b))                ____________

     c.  Required Ratio of 3(a) to 3(b):

         0.85 to 1.0 (maximum).

     d.  Actual Ratio of 3(a) to 3(b):                              ____________

4.   Fixed Charge Coverage Ratio (Section 7.18) (for
     ---------------------------
     the four consecutive fiscal quarter periods ending on the last day of the last fiscal quarter covered in this Schedule C-1)

     a.  EBITDA:

         Consolidated net income                        ____________

         Plus (to the extent deducted in
         ----
         calculating Consolidated net income)

         (i)    income tax expense                      ____________
         (ii)   gross interest expense                  ____________
         (iii)  depreciation and amortization
                expense                                 ____________
         (iv)   losses reported by FASL                 ____________

         Less (to the extent added in calculating
         ----
         Consolidated net income):
         gains reported by FASL
                                                        ____________

         EBITDA:                                                    ____________

     b.  The sum of:

         i)    gross interest expense                   ____________
         ii)   operating lease expense                  ____________

         iii)  the average current portion of long-
               term debt for each of the four
               quarters in such four fiscal quarter
               period                                   ____________

         Total:                                         ____________

     c.  Required Ratio of 4(a) to 4(b):

         (i) 1.00 to 1.00 (minimum) beginning on the Effective Date; (ii) 1.75 to 1.00 beginning at the end of the second fisal quarter of 1997 and (iii) 2.50 to 1.00 beginning at the end of the fourth fiscal quarter of 1997 and thereafter.

     d.  Actual Ratio of 4(a) to 4(b)                               ____________

                                   EXHIBIT D

                   FORM OF LEGAL OPINION OF COMPANY'S COUNSEL
                   ------------------------------------------



                                 ________, 1996


To each of the Banks party to the Credit Agreement referred to below, and to Bank of America National Trust and Savings Association, as Agent

Ladies and Gentlemen:

          We have acted as counsel for ______________________ (the "Company"),
                                                                    -------
in connection with the Credit Agreement, dated as of ____________, 199_ (the "Credit Agreement"), among the Company, the financial institutions party thereto
 ----------------
(the "Banks")[, the Co-Agents party thereto,] and Bank of America National Trust
      -----
and Savings Association, as Agent (the "Agent").
                                        -----

          This opinion is provided to the Agent and the Banks as required pursuant to subsection 4.01(d) of the Credit Agreement. Capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

          In connection with this opinion letter, we have examined executed copies of the Credit Agreement and the
___________ [LIST OTHER LOAN DOCUMENTS REVIEWED] (the "Loan Documents");
                                                       --------------
certificates of public officials from the State of _______________; the certificate or articles of incorporation, as the case may be, and by-laws of the Company, as amended to date; records of proceedings of the Board of Directors of the Company during or by which resolutions were adopted relating to matters covered by this opinion; and certificates of officers of the Company as to certain factual matters.

          In addition, we have made such other investigations and reviewed such other documents as we have deemed necessary to enable us to express the opinions hereinafter set forth. In the course of this examination we have assumed the genuineness of all signatures of persons signing the Loan Documents on behalf of parties thereto other than the Company, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies.

          Based upon the foregoing, and further subject to the assumptions, qualifications and exceptions set forth below, we hereby advise you that in our opinion [MODIFY OPINION BELOW, AS APPROPRIATE, TO INCLUDE ANY GUARANTORS]:

          1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of ______________ with the corporate power and authority to own and operate (or lease, as the case may be) its properties and to carry on its business as it is now conducted. The Company is qualified as a foreign corporation and in good standing in each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.

          2. The Company has the corporate power and authority to enter into and perform the Loan Documents to which it is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents.

          3. No authorization, consent, approval, license, exemption of, or filing or registration with, any Governmental Authority, or approval or consent of any other Person, is required for the due execution, delivery or performance by, or enforcement against, the Company of the Loan Documents.

          4. The Loan Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          5. The execution, delivery and performance by the Company of the Loan Documents will not (i) violate or be in conflict with any provision of the certificate or articles of incorporation, as the case may be, or by-laws of the Company, (ii) violate or be in conflict with any law or regulation having applicability to the Company, (iii) violate or contravene any judgment, decree, injunction, writ or order of any court, or any arbitrator or other Governmental Authority, having jurisdiction over the Company or the Company's properties or by which the Company may be bound, or (iv) violate or conflict with, or constitute a default under or result in the termination of, or accelerate the performance required by, any indenture, any loan or credit agreement, or any other agreement for borrowed money or any other [material] agreement, lease or instrument to which the Company is a party or by which it or the Company's properties may be bound, or result in the creation of any Lien upon any of the assets or properties of the Company.

          6. Except as specifically disclosed in __________________________, there are no actions, suits, proceedings, claims or disputes pending, or to the best of our knowledge, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the

Company, its Subsidiaries or any of their respective properties which (i) purport to affect or pertain to the Credit Agreement or any other Loan Document, or any of the transactions contemplated thereby; or (ii) if determined adversely to the Company or its Subsidiaries, would be likely to have a Material Adverse Effect.

          7. The extension of credit under the Credit Agreement does not violate the provisions of Regulations G, T, U or X of the FRB.

          8. The Company is not an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          [CONSIDER INCLUDING SOME OR ALL OF THE FOLLOWING IF COMPANY IS LOCATED OUTSIDE OF CALIFORNIA OR NEW YORK, AS THE CASE MAY BE:]

          9. Notwithstanding our assumption below that for purposes of this opinion _______________ and federal law govern the terms of the Loan Documents, the choice of [California] [New York] law to govern the Loan Documents is a valid and effective choice of law under the laws of the State of
_______________.

          10. If a final, conclusive and enforceable judgment for the recovery of a sum of money against the Company were obtained in a court of competent jurisdiction in the State of [California] [New York] in a proceeding arising out of or relating to any Loan Document, such judgment would be conclusive between the parties and enforceable by an action upon such judgment in an _______________ court, or a Federal court sitting in _______________, without further consideration as to the merits of the claim upon which such judgment is based.

          11. Assuming for purposes of this opinion that the Loan Documents are governed by _______________ law, the Loan Documents would not violate the usury laws of the State of ___________. [NOTE: THIS OPINION POINT TO BE INCLUDED ONLY IF IT IS A CALIFORNIA OR NEW YORK LAW OPINION.]

            [CONSIDER OTHER OPINIONS BASED ON TYPE OF TRANSACTION.]

          Our opinion set forth in paragraph 4 above [(i)] is subject to the qualification that the enforceability of the Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equity principles[; and (ii) is based upon the assumption that the internal law of the State of _______________ and federal law would govern the provisions of the Loan Documents].

          [COUNSEL MAY INSERT OTHER USUAL AND CUSTOMARY EXCEPTIONS AND QUALIFICATIONS ACCEPTABLE TO THE AGENT, THE BANKS AND THEIR RESPECTIVE COUNSEL.]

          We express no opinion herein concerning any law other than the law of the State of _______________ and the federal law of the United States.

          This letter has been furnished to you at the request of the Company pursuant to subsection 4.01(d) of the Credit Agreement for your use in connection with the Credit Agreement, and may not be relied upon by you or any other person for any other purpose without our consent; provided the Agent and
                                                        --------
each Bank may deliver a copy to its legal counsel in connection with the Credit Agreement, to any prospective Assignee or Participant of any Bank and to any successor Agent, and such legal counsel, any Assignee or Participant and any successor Agent shall be entitled to rely hereon.

                                 Very truly yours,

                                   EXHIBIT E

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  -------------------------------------------


     This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance")
                                                     -------------------------
dated as of _____________ is made between __________________ (the "Assignor")
                                                                   --------
and ________________ (the "Assignee").
                           --------

                                   RECITALS
                                   --------

     WHEREAS, the Assignor is party to that certain Credit Agreement dated as of July 19, 1996 (as amended, restated, modified, supplemented or renewed from time to time, the "Credit Agreement"), among Advanced Micro Devices, Inc. (the
              ----------------
"Company"), the several financial institutions from time to time party thereto
 -------
(including the Assignor, the "Banks") and Bank of America National Trust and
                              -----
Savings Association, as agent for the Banks (the "Agent").  Any terms defined in
                                                  -----
the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

     WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making [Revolving Loans to the Company in an aggregate amount not to exceed $__________ (the "Revolving Commitment")] [and to making Term Loans to the
                  --------------------
Company in an aggregate amount not to exceed $___________ (the "Term
                                                                ----
Commitment")][, and its commitment to make Term Loans has terminated];

     WHEREAS, [the Assignor has made Loans in the aggregate principal amount of $__________ to the Company consisting of $___________ principal amount of Revolving Loans][and $_________ principal amount of Term Loans][no Loans are outstanding under the Credit Agreement]; and

     WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its [Revolving] [Term] Commitment, [together with a corresponding portion of each of its outstanding [Revolving] [Term] Loans], in an amount equal to ___% of the Assignor's [Revolving] [Term] Commitment [and [Revolving] [Term] Loans], on the terms and subject to the conditions set forth herein, and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   Assignment and Acceptance.
          -------------------------

          (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) ___% (the "Assignee's Percentage
                                                       ---------------------
Share") of (A) the [Revolving] [Term] Commitment [and the [Revolving] [Term]
- -----
Loans] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

          (b)  With effect on and after the Effective Date (as defined in
Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a [Revolving] [Term] Commitment in the amount set forth in subsection (c) below. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the [Revolving] [Term] Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the portion thereof assigned to the Assignee hereunder, and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, that the Assignor shall not relinquish its rights
          --------  -------
under Article III or Sections 10.04 and 10.05 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

          (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date: (i) the Assignee's [Revolving Commitment will be $__________] [and its Term Commitment will be $_________]; and (ii) the Assignee's aggregate outstanding [Revolving Loans will be $_______________] [and Term Loans will be $_______________].

          (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date: (i) the Assignor's [Revolving Commitment will be $__________] [and its Term Commitment will be $_________]; and (ii) the Assignor's aggregate outstanding [Revolving Loans will be $_______________] [and Term Loans will be $_______________].

     2.   Payments.
          --------

          (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Percentage Share of the principal amount of all [Revolving] [Term] Loans previously made by the Assignor to the Company under the Credit Agreement and outstanding on the Effective Date.

          (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 10.08 of the Credit Agreement.

     3.   Reallocation of Payments.  Any interest, fees and other payments
          ------------------------
accrued to the Effective Date with respect to the [Revolving] [Term] Commitment [and Loans] of the Assignor shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the portion of such [Revolving] [Term] Commitment [and Loans] assigned to the Assignee shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.   Independent Credit Decision.  The Assignee: (a) acknowledges that it
          ---------------------------
has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 5.11 or Section 6.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5.   Effective Date; Notices.
          -----------------------

          (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be ______________ (the "Effective Date");
                                                             --------------
provided that the following conditions precedent have been satisfied on or
- --------
before the Effective Date:

               (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

              (ii)  any consent of the Company and the Agent required under
     Section 10.08 of the Credit Agreement for the effectiveness of the assignment hereunder by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

             (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

              (iv) the processing fee referred to in Section 2(b) hereof and in Section 10.08 of the Credit Agreement shall have been paid to the Agent; and

               (v) the Assignor and Assignee shall have complied with the other requirements of Section 10.08 of the Credit Agreement and with the requirements of Sections 9.10 and 10.10 of the Credit Agreement (in each case to the extent applicable).

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company and the Agent for acknowledgement by the Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.
                   ----------

     6.   Agent.  The Assignee hereby appoints and authorizes the Assignor to
          -----
take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement. [The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.] [INCLUDE ONLY IF ASSIGNOR IS AGENT]

     7.   Withholding Tax.  The Assignee (a) represents and warrants to the
          ---------------
Bank, the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Bank with respect to any payments to be made to the Assignee hereunder, and (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, as and when required under the Credit Agreement.

     8.   Representations and Warranties.
          ------------------------------

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than those referred to in Section 5(a)(ii) hereof and any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than those referred to in Section 5(a)(ii) hereof and any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9.   Further Assurances.  The Assignor and the Assignee each hereby agrees
          ------------------
to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  Miscellaneous.
          -------------

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE ASSIGNOR AND THE ASSIGNEE EACH IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AND ACCEPTANCE AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH PARTY TO THIS ASSIGNMENT AND ACCEPTANCE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
                                                  --------------------
MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS ASSIGNMENT AND ACCEPTANCE OR ANY DOCUMENT RELATED HERETO, AND PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, AND ANY RELATED DOCUMENTS AND AGREEMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES ALSO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.

[OTHER PROVISIONS TO BE ADDED AS MAY BE NEGOTIATED BETWEEN THE ASSIGNOR AND THE ASSIGNEE, PROVIDED THAT SUCH PROVISIONS ARE NOT INCONSISTENT WITH THE CREDIT AGREEMENT.]

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                              [ASSIGNOR]

                              By: ______________________________
                              Title: ___________________________

                              [ASSIGNEE]

                              By: ______________________________
                              Title: ___________________________

                                  SCHEDULE 1
                  to the Assignment and Acceptance Agreement


                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------


Date: ___________________

Bank of America National Trust
  and Savings Association, as Agent
1455 Market Street, 12th Floor
San Francisco, California 94103
Attention:  Agency Management Services #5596

Advanced Micro Devices, Inc.
One AMD Place
Sunnyvale, California 94088
Attention: Marvin Burkett


Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of July 19, 1996 (as amended, restated, modified, supplemented or renewed from time to time, the "Credit
                                                                    ------
Agreement") among Advanced Micro Devices, Inc. (the "Company"), the Banks
- ---------                                            -------
referred to therein, the Co-Arrangers referred to therein and Bank of America National Trust and Savings Association, as Agent for the Banks (the "Agent").
                                                                     -----
Terms defined in the Credit Agreement are used herein as therein defined.

     1. We hereby give you notice of[, and request the consent of the Company and the Agent to,] the assignment by ________________________ (the "Assignor")
                                                                    --------
to ____________________ (the "Assignee") of ____% of the right, title and
                              --------
interest of the Assignor in and to the Credit Agreement (including, without limitation, ____% of the right, title and interest of the Assignor in and to the [Revolving] [Term] Commitment of the Assignor [and all outstanding [Revolving] [Term] Loans made by the Assignor]) pursuant to that certain Assignment and Acceptance Agreement, dated as of ___________ (the "Assignment and Acceptance")
                                                    -------------------------
between Assignor and Assignee, a copy of which Assignment and Acceptance is attached hereto. Before giving effect to such assignment the Assignor's Revolving Commitment is $___________ and its Term Commitment is $__________. [The Assignor has made Loans in the aggregate principal amount of $__________ to the Company [consisting of $___________ principal amount of Revolving Loans] [and $_________ principal amount of Term Loans.]] [No [Revolving] [Term] Loans are outstanding under the Credit Agreement.]

     2. The Assignee agrees that, upon receiving the consent of the Company and the Agent to such assignment (if applicable) and from and after the Effective Date (as such term is defined in Section 5 of the Assignment and Acceptance), the Assignee shall be bound by the terms of the Credit Agreement, with respect to the interest in the Credit Agreement assigned to it as specified above, as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

     3.   The following administrative details apply to the Assignee:

     (A)  Lending Office(s):

          Assignee name: ______________________
          Address:       ______________________
                         ______________________
                         ______________________
                         ______________________
          Attention:     ______________________
          Telephone:      (    )
                         ----------------------
          Facsimile:      (    )
                         ----------------------


          Assignee name: ______________________
          Address:       ______________________
                         ______________________
                         ______________________
                         ______________________
          Attention:     ______________________
          Telephone:      (    )
                         ----------------------
          Facsimile:      (    )
                         ----------------------


     (B)  Notice Address:

          Assignee name: ______________________
          Address:       ______________________
                         ______________________
                         ______________________
                         ______________________
          Attention:     ______________________
          Telephone:      (    )
                         ----------------------
          Facsimile:      (    )
                         ----------------------

     (C)  Payment Instructions:

          Account No.:   ______________________
          At:            ______________________
                         ______________________
                         ______________________
                         ______________________
          Reference:     ______________________
          Attention:     ______________________


     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

     5. This Notice of Assignment amd Acceptance may be executed by the Assignor and the Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same notice and agreement.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.


                                    Very truly yours,


Adjusted Revolving Commitment:      [ASSIGNOR]
- -----------------------------

$______________                     By: ___________________________

Adjusted Term Commitment            Title: ________________________
- ------------------------

$______________

Adjusted Pro Rata Share:
- -----------------------

_______%


Revolving Commitment:                [ASSIGNEE]
- --------------------

$______________                      By: ___________________________

Term Commitment                      Title: ________________________
- ---------------

$______________

Pro Rata Share:
- --------------

_______%


[CONSENTED TO this _____ day
of___________________:

ADVANCED MICRO DEVICES, INC.

By: __________________________

Title: ______________________]


ACKNOWLEDGED [AND CONSENTED TO]
this ____ day of ________:

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
  as Agent

By: __________________________

Title: _______________________

                                   EXHIBIT F

                   FORM OF PROMISSORY NOTE (REVOLVING LOANS)
                   -----------------------------------------

U.S. $___________________                                  Date: _______________


     FOR VALUE RECEIVED, the undersigned, Advanced Micro Devices, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of
                           -------
_________________________ (the "Bank") the principal sum of ___________________
                                ----
Dollars ($_____________) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the Company pursuant to the Credit Agreement, dated as of July 19, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the
                                           ----------------
Company, the Bank, the other financial institutions from time to time party thereto (the "Banks") and Bank of America National Trust and Savings
              -----
Association, as Agent for the Banks (the "Agent"), on the dates and in the
                                          -----
amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Revolving Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount of each Revolving Loan, the date on which each Revolving Loan is made, and each payment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof;

provided that any failure to endorse such information on such schedule or
- --------
continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
                                                                   ----

     This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


                                    ADVANCED MICRO DEVICES, INC.

                                    By: ________________________

                                    Title: _____________________

                                   SCHEDULE
                                   --------
                     to Promissory Note (Revolving Loans)

- --------------------------------------------------------------------------------
 DATE LOAN DISBURSED   AMOUNT OF LOAN   PRINCIPAL PAYMENT  DATE PRINCIPAL PAID
- --------------------------------------------------------------------------------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

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________________________________________________________________________________

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________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                   EXHIBIT G

                     FORM OF PROMISSORY NOTE (TERM LOANS)
                     ------------------------------------

U.S.  $___________________                                 Date: _______________

     FOR VALUE RECEIVED, the undersigned, Advanced Micro Devices, Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of
                           -------
_________________________ (the "Bank"), the principal sum of ___________________
                                ----
Dollars ($___________________) or, if less, the aggregate unpaid principal amount of the Term Loans made by the Bank to the Company pursuant to the Credit Agreement, dated as of July 19, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the
                                           ----------------
Company, the Bank, the other financial institutions from time to time party thereto (the "Banks") and Bank of America National Trust and Savings
              -----
Association, as Agent for the Banks (the "Agent"), in eight equal successive
                                          -----
quarterly installments beginning on the date that is three months after the second anniversary of the Loan Availability Date and every three months thereafter (each such quarterly payment date a "Principal Payment Date");
                                                ----------------------
provided, however, that the aggregate principal balance then outstanding in
- --------  -------
respect of the Term Loans made by the Bank on the Term Maturity Date shall be due and payable on the Term Maturity Date The Company further promises to pay interest on the unpaid principal amount of the Term Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

     The Bank is authorized to endorse the amount of each Term Loan, the date on which each Term Loan is made and each payment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided that any
                                                               --------
failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (this "Note").
                                          ----

     This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein.

     This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                    ADVANCED MICRO DEVICES, INC.

                                    By: __________________________

                                    Title: _______________________

                                   SCHEDULE
                                   --------
                        to Promissory Note (Term Loans)

- --------------------------------------------------------------------------------
 DATE LOAN DISBURSED   AMOUNT OF LOAN   PRINCIPAL PAYMENT   DATE PRINCIPAL PAID
- --------------------------------------------------------------------------------
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

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________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                   EXHIBIT H

                       FORM OF BORROWING BASE CERTIFICATE
                       ----------------------------------



Bank of America National Trust
 and Savings Association, as Agent
1455 Market Street, 12th Floor
San Francisco, CA 94103
Attention:  Agency Management
            Services #5596


          Re:  Advanced Micro Devices, Inc.
               ----------------------------

Ladies and Gentlemen:

          This Borrowing Base Certificate is made and delivered pursuant to the Credit Agreement dated as of July 19, 1996 (as amended, modified, renewed or extended from time to time, the "Credit Agreement") among Advanced Micro
                                 ----------------
Devices, Inc. (the "Company"), certain financial institutions named therein as
                    -------
Banks and Bank of America National Trust and Savings Association, as Agent, and reference is made thereto for full particulars of the matters described herein. All capitalized terms used in this Borrowing Base Certificate and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          I am the ______________ of the Company and hereby certify that the information set forth on Schedule 1 hereto is true, accurate and complete as of
                         ----------
________________.

          IN WITNESS WHEREOF, the undersigned officer has signed this Borrowing Base Certificate this ____ day of ______________.



                                             ___________________________________

                                             Name: _____________________________

                                             Title: ____________________________

                                   SCHEDULE 1
                       to the Borrowing Base Certificate

Date of Calculation                                             _______________.

A.   Receivables
     -----------

     1.   Aggregate amount of net Receivables of
          the Company and its Restricted
          Subsidiaries as of ____________,
          determined on a Consolidated basis.                        $
                                                                      ==========

B.   Borrowing Base and Availability
     -------------------------------

     1.   Total Borrowing Base (70% of A.1)                          $
                                                                      ==========

     2.   Outstanding aggregate principal amount
          of Revolving Loans                                         $
                                                                      ==========

     3.   Total Revolving Commitments                                $
                                                                      ==========
     4.   Aggregate principal amount of Revolving
          Loans available for borrowing (lesser of
          (i) 1 minus 2 or (ii) 3 minus 2)                           $
                                                                      ==========

     5.   Aggregate principal amount of Revolving
          Loans to be prepaid (if 1 is less than 2)                  $
                               --                                     ==========

                                      H-2